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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22691

The First Western Funds Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

John C. Swhear, Esq.

c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

First Western Fixed Income Fund First Western Short Duration Bond Fund First Western Short Duration High Yield Credit Fund ANNUAL REPORT August 31, 2017

FIRST WESTERN FUNDS
Letter to Shareholders
October 17, 2017

“It’s All BS”

It’s not what you think. The Federal Reserve (the “Fed”) “balance sheet” is the focus of our discussion as the central bank is finally prepared to commence unwinding the massive buildup of its bond holdings. While some may argue that the Fed overstepped its mandate by introducing a new monetary tool nearly a decade ago, most agree that the largest monetary experiment has had a meaningful bolstering effect during the expansionary phase. There is debate, however, regarding the potential impact from the “Great Unwind”.

Now, more than nine years after its introduction and following three different phases of quantitative easing (QE), the Fed’s bond holdings have soared from $900 billion to $4.5 trillion, comprising a sizeable 17% of all outstanding U.S. Treasuries and 29% of agency mortgage-backed securities. While this forum has been used to criticize the latter QE efforts as less necessary and marginally productive, the overall program can be deemed a success. There can be no debating that aggressive bond buying by the central bank improved financial market conditions and lowered rates for a whole slew of borrowers.

Unable to access capital markets to issue debt, even the highest quality corporations couldn’t conduct business as usual in the depths of the downturn. Numerous government programs were introduced, with QE becoming the largest and longest running effort. As markets eventually thawed, plummeting U.S. Treasury yields forced investors to gravitate to other sectors in search of more attractive rates. Corporate bonds, MBS, and ABS were some of the beneficiaries as prices soared and spreads narrowed. The equity market and real estate sector also enjoyed impressive bounce backs as investor risk appetites gained strength.

While risky assets enjoyed sizeable gains, economic growth was slow to improve and the sluggish recovery confounded many analysts. Also confusing was the absence of inflationary pressures as numerous prognosticators contended that the vast money printing would soon elevate price levels. Once the employment sector produced significant job gains each month and reduced the unemployed ranks to levels not seen since 2000, many anticipated that wage growth would finally be the instrument to produce higher inflation. To date, that has not been the case. Wage growth has improved, with the recent reading hitting 2.9% per annum, but it has not yet translated into meaningful headline inflation.

After nine years of extremely accommodative monetary policy, the Fed appears confident that its 2% inflation target will be met and, thus, has finally deemed the U.S. economy healthy enough to withstand tighter monetary conditions. To be certain, recent statistics have provided ample evidence that the economy is on solid footing.

One can argue, as has been done in prior quarterly communiques, that maintaining extraordinary monetary policy well past the need for emergency measures was potentially an error by the Fed. Having induced investors to accept meaningfully higher risks as they attempted to attain higher returns could have ended quite horribly, but fortunately risky assets have performed well over the past several years. Therefore, while some investors have allocated capital in a manner in which assets were not properly matched with their risk tolerance, it has not harmed them as of yet.

Though the Fed has modestly hiked rates four times over nearly two years, embarking on a reduction in its balance sheet and continuing to hike short-term rates is a more determined approach to normalizing interest rates. Cognizant of the potential for market disruption, Fed Chair Janet Yellen and team have made a concerted effort to be transparent. Clearly telegraphing the Great Unwind and laying out deliberate schedules for a gradual run off of its balance sheet, the risk of a central bank-induced market surprise has been lessened. Importantly, though, this is a significant shift in monetary policy and will undoubtedly impact financial markets.

The U.S. recovery and economic outlook is ahead of that in the European Union and Japan. Those economies have been experiencing enough improvements to warrant monetary policy discussions by their respective central banks. Both the European Central Bank and the Bank of Japan have been quite aggressive with their bond purchasing programs, expanding balance sheets and the eligible securities that can be owned. Similar to that of the Fed, the ECB and BOJ own significant percentages of outstanding securities and have moved much closer to slowing down their QE programs.

Looking down the road, with the Fed balance sheet reduction schedule expected to ramp up and the ECB and BOJ likely to follow suit, there will be a large global void in purchasing government and other assets. Coupled with improving growth prospects and potentially rising inflation, the equilibrium rates that will clear markets will be at higher yields than exist today. How much higher, though, is difficult to answer. While U.S. growth and inflation have been modest over the past several years, government bond yields remained well below fair value due, in large part, to extremely low global rates. As worldwide growth improved and the Fed began tightening, both U.S. and global rates have only increased slightly. Once the ECB and BOJ fully adopt monetary tightening, including balance sheet reduction, the syncing of global central bank policy will prove a more formidable force in pushing rates higher.

With unemployment hovering near generational lows, housing continuing to enjoy healthy annual price gains, and the manufacturing and service sectors showing consistent expansion, investors should be comforted by the current economic environment. Perhaps more impressive has been the strength and resilience of consumer confidence. Following escalating tensions with North Korea, devastating hurricanes, and the inability of the Trump administration to enact fiscal policy initiatives, one would easily understand a softening in confidence. Yet consumers seem undeterred by these setbacks and remain encouraged by their prospects as evidenced by the Conference Board’s Consumer Confidence figure of 119.8, only fractionally below its 16-year high.

Although conventional wisdom believes a reduction in demand for Treasuries and MBS will force yields higher, there is a school of thought that views the impact differently. These analysts contend that a lack of support for these bonds will reduce growth prospects for the economy and results in lower benchmark yields. Some also argue that prior periods of QE actually pressured rates higher rather than lower since this aided the economic outlook. Thus, reducing purchases will weaken growth projections, pressuring rates downward. Interesting, but unlikely.

Years of monetary support, in the form of near-zero short term rates and massive bond buying, has been instrumental in driving rallies in the financial markets. The removal of this largesse should therefore be expected to cause some problems. The markets will have to adjust and absorb hundreds of billions of bonds. Exactly how much the Fed intends to shrink its balance sheet has not been disclosed. Prior to the Great Recession, the Fed held $900 billion of Treasuries. While a return to that size is unlikely, the consensus expects a final portfolio size of between $2 and $2.5 trillion. Taking the midpoint of this range results in a reduction of more than $2 trillion of mortgage-backed securities and U.S. Treasuries. Fortunately, as discussed earlier, the slow and methodical tapering plan and the healthy economic environment may help mitigate negative impacts of the unwinding. The long-term trend is for higher rates as they remain below fair value, and the removal of the largest bond buyer will only serve to hasten the normalization of interest rates. Though there may be difficult periods during this adjustment, the long overdue recalibration will eventually result in a healthier and balanced market.

The First Western Fixed Income Fund – FWFIX
Following many quarters of modest economic growth and inflation, the U.S. may be showing signs of emerging from this pattern with stronger growth and higher inflation. GDP in the second quarter reached 3.1% and the third quarter was tracking above that rate until Hurricane Harvey and Hurricane Irma wreaked havoc and negatively impacted this quarter. Despite the significant hurricane damage, the inability to pass fiscal stimulus, and the growing geopolitical tensions with North Korea, consumers appeared undeterred as confidence measures maintained levels near 16-year highs. While the hurricanes affected the most recent employment report, low unemployment and healthy job gains have pushed up wage growth to a solid 2.9% over the past 12 months. Although the Fed’s favored inflation measure, the core PCE price index, remains below their 2% target, the central bank appears to have grown quite comfortable that price levels should ascend. Thus, the continuation of rate hikes and the commencement of balance sheet reduction is warranted.

Assessing the various market risks, the primary concern remains benchmark interest rates. Thus, minimizing duration risk, coupled with significant underweight allocations to U.S. Treasuries and Federal Agencies, has been a central strategy for the Fund. With an effective duration well below that of the index, the Fund can mitigate some of the interest rate risk. The principal offset to this risk reducing approach has been a focus on yield enhancement, accomplished through meaningful overweight allocations to corporate bonds and mortgage-backed securities. The health of the housing market and the strength of household finances have improved the metrics in MBS, while the increase in corporate profits and low default rate outlook have created an ideal environment for spread tightening in the credit sector. As such, the Fund has been able to outperform the index while minimizing duration risk. During the occasional bouts of investor nervousness, the flight-to-safety moves caused performance to lag as these “risk off” occurrences increased demand for safe-haven Treasuries and produced spread widening in corporate bonds. Fortunately, these episodes were short-lived as the past year has been dominated by conducive environments for the Fund’s strategy. During the past fiscal year ended August 31, 2017, Treasury yields rose and spread products, namely corporate bonds and MBS, turned in the best performance. The Fund’s total return of 2.51% was comfortably ahead of the 0.49% gain in the Bloomberg Barclays U.S. Aggregate Bond Index. With the expectation that tighter monetary policy and solid economic growth and inflation will pressure rates higher, maintaining the current strategy is most appropriate. The Fund ended the fiscal year at $62.8 million, a modest decrease from the prior year end.

The First Western Short Duration Bond Fund – FWSBX
The optimistic domestic outlook resulted in a similar asset allocation across all investment grade fixed income strategies. Thus, the First Western Short Duration Bond Fund has maintained a sizeable overweight in corporate bonds and MBS, while significantly underweighting the allocation to government securities. The resulting portfolio produces a meaningful yield advantage to the index and many peers, enabling outperformance in many different market environments. As discussed in other communiques, due to the narrow maturity focus of the Fund, with the vast majority of bonds between one and three years, there is not typically an impactful duration strategy being utilized. The effective duration of the Fund often hovers very close to that of the index, which has lately been between 1.8 and 1.9. Therefore, even in a rising rate environment, the Fund’s yield will often be able to overwhelm the price changes resulting from an interest rate move. During the past year, this strategy worked quite well. While shorter maturity rates increased, the Fund was able to still produce strong gains and outperform the index. For the year ended August 31, 2017, the 2.15% total return for FWSBX easily bested the 0.88% increase in the BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index. Although valuations are stretched in many sectors of the bond market, the Fund continues to seek securities that compensate investors sufficiently for the risk. The ability to produce a meaningful yield advantage should bode well in the quarters ahead. Ending the fiscal year at $127.7 million in assets, the Fund lost approximately $12 million since the end of the last fiscal year.

The First Western Short Duration High Yield Credit Fund – FWSHX
The high yield market remained resilient throughout the third quarter, keeping pace with the first half of the year. Despite some modest bouts of volatility, particularly in August, from geopolitical tensions with North Korea, the Barcelona terror attacks, and whipsawing news around healthcare reform, the markets quickly shrugged off the various headline risks and resumed its positive ways. The lack of new issuance activity during the early middle of summer partially buoyed bond prices, causing some to fear any new meaningful supply might result in a market sell-off. Fortunately, those concerns did not come to fruition. During most of the past fiscal year ended August 31, 2017, the market has easily digested new deals without missing a beat. In fact, despite meaningful outflows in high yield mutual fund over the past year, yield spreads enjoyed further compression. With corporate profit strength and historically low default rates, credit fundamentals continue to be supportive.

The BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index returned 9.09% over the past fiscal year and ended the period with a yield-to-worst of 5.61%, equating to a 418 basis point spread over U.S. Treasuries. During the year, CCC-rated securities were the best performing bonds by a wide margin, while BB-rated bonds lagged. The First Western Short Duration High Yield Credit Fund was unable to keep pace with the index, generating a total return of 8.63%. Negatively impacting performance for the year were the Transportation and Technology sectors while the Retail, Services, and Consumer Goods industries positively contributed to the Fund’s performance. With yields inside of historic averages, uncovering securities that adequately compensate investors for the risk remains a priority, as does taking profits on fully valued positions.

FIRST WESTERN FIXED INCOME FUND
Performance Information
August 31, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in First Western Fixed Income Fund - Institutional Shares versus the
Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns (for periods ended August 31, 2017)
	1 Year	3 Years	Since Inception (b)
First Western Fixed Income Fund - Institutional Shares (a)	2.51%	3.16%	3.07%
Bloomberg Barclays U.S. Aggregate Bond Index (c)	0.49%	2.64%	2.20%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (November 1, 2012) through August 31, 2017.
(c)
The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Bloomberg Barclays U.S. Aggregate Bond Index and may invest in other types of securities.

FIRST WESTERN SHORT DURATION BOND FUND
Performance Information
August 31, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in First Western Short Duration Bond Fund - Institutional Shares
versus the BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index

Average Annual Total Returns (for periods ended August 31, 2017)
	1 Year	3 Years	Since Inception (b)
First Western Short Duration Bond Fund - Institutional Shares (a)	2.15%	1.96%	2.08%
BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index (c)	0.88%	1.06%	0.98%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (April 26, 2013) through August 31, 2017.
(c)
The BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index covers the U.S. investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 3 years. The Fund does not invest solely in securities included in the BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index and may invest in other types of securities.

FIRST WESTERN SHORT DURATION
HIGH YIELD CREDIT FUND
Performance Information
August 31, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in First Western Short Duration High Yield Credit Fund -
Institutional Shares versus the BofA Merrill Lynch 1-5
Year U.S. Cash Pay High Yield Constrained Index

Average Annual Total Returns (for periods ended August 31, 2017)
	1 Year	Since Inception (b)
First Western Short Duration High Yield Credit Fund - Institutional Shares (a)	8.63%	7.32%
BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index (c)	9.09%	10.05%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period of the commencement of operations (October 1, 2015) through August 31, 2017.
(c)
The BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index covers the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, with a remaining term to final maturity less than 5 years but caps issuer exposure at 2%. The Fund does not invest solely in securities included in the BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index and may invest in other types of securities.

FIRST WESTERN FIXED INCOME FUND
Portfolio Information
August 31, 2017 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Bonds, 6.250%, due 08/15/23	2.3%
U.S. Treasury Bonds, 5.250%, due 02/15/29	2.1%
Federal Home Loan Bank, 3.250%, due 03/08/24	1.6%
Domino’s Pizza Master Issuer, LLC, Series 2015-1A, 144A, 3.484%, due 10/25/45	1.3%
Wells Fargo Alternative Loan Trust, Series 2002-1-1A1, 6.250%, due 08/25/32	1.3%
Impac CMB Trust, Series 2007-A-A, floating rate note, 1.734%, due 05/25/37	1.2%
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR8-A, floating rate note, 2.742%, due 08/25/33	1.2%
Tennessee Valley Authority, 7.125%, due 05/01/30	1.2%
Air Canada Pass-Through Certificates, Series 2013-1B, 144A, 5.375%, due 11/15/22	1.2%
Crown Castle International Corporation, 4.000%, due 03/01/27	1.2%

FIRST WESTERN SHORT DURATION BOND FUND
Portfolio Information
August 31, 2017 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
FHLMC, Series 3747-HK, 2.500%, due 07/15/37	1.9%
FNMA, Series 2015-27-MB, 2.000%, due 10/25/44	1.2%
U.S. Treasury Bonds, 1.250%, due 04/30/19	1.2%
Wells Fargo Mortgage-Backed Securities, Series 2004-K-2A6, floating rate note, 3.467%, due 07/25/34	1.1%
City of Las Vegas, Nevada, 7.750%, due 09/01/29	1.1%
FHLMC, Series 4526-PJ, 3.000%, due 01/15/42	1.0%
Sprint Spectrum, L.P., 144A, 3.360%, due 03/20/23	1.0%
Wendy's Funding, LLC, 144A, Series 2015-1A-A2I, 3.371%, due 06/15/45	1.0%
Bank of America Corporation, 2.151%, due 11/09/20	1.0%
Ares Capital Corporation, 3.875%, due 01/15/20	1.0%

FIRST WESTERN SHORT DURATION
HIGH YIELD CREDIT FUND
Portfolio Information
August 31, 2017 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
Beazer Homes USA, Inc., 8.750%, due 03/15/22	1.7%
KB Home, 7.500%, due 09/15/22	1.7%
Consolidated Energy Ltd., 144A, floating rate, 4.991%, due 06/15/22	1.7%
Viking Cruises Ltd., 144A, 8.500%, due 10/15/22	1.6%
NewStar Financial, Inc., 7.250%, due 05/01/20	1.6%
Radio One, Inc., 144A, 7.375%, due 04/15/22	1.6%
FBM Finance, Inc., 144A, 8.250%, due 08/15/21	1.5%
Ultra Resources, Inc., 144A, 6.875%, due 04/15/22	1.5%
Jack Ohio Finance, LLC, 144A, 6.750%, due 11/15/21	1.5%
Kinetic Concepts, Inc., 144A, 12.500%, due 11/01/21	1.5%

FIRST WESTERN FIXED INCOME FUND Schedule of Investments August 31, 2017
U.S. TREASURY OBLIGATIONS — 8.4%	Coupon	Maturity	Par Value	Value
U.S. Treasury Bonds	6.250%	08/15/23	$1,150,000	$1,437,186
U.S. Treasury Bonds	2.375%	08/15/24	650,000	668,307
U.S. Treasury Notes	2.250%	11/15/24	500,000	509,492
U.S. Treasury Notes	2.250%	11/15/25	690,000	700,646
U.S. Treasury Notes	1.625%	02/15/26	650,000	627,758
U.S. Treasury Bonds	5.250%	02/15/29	1,000,000	1,311,094
Total U.S. Treasury Obligations (Cost $5,219,195)				$5,254,483

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.8%	Coupon	Maturity	Par Value	Value
Federal Home Loan Bank — 2.6%
Federal Home Loan Bank	2.625%	03/11/22	$300,000	$311,769
Federal Home Loan Bank	2.125%	03/10/23	350,000	354,845
Federal Home Loan Bank	3.250%	03/08/24	935,000	1,003,827
				1,670,441
Tennessee Valley Authority — 1.2%
Tennessee Valley Authority	7.125%	05/01/30	500,000	738,799

Total U.S. Government Agency Obligations (Cost $2,340,389)				$2,409,240

MORTGAGE-BACKED SECURITIES — 36.9%	Coupon	Maturity	Par Value	Value
Commercial — 31.3%
ABN AMRO Mortgage Corporation, Series 2003-12-1A	5.000%	12/25/33	$117,912	$119,935
ACE Securities Corporation, Series 2005-SD1-M1 (1MO LIBOR + 75) (a)	1.984%	11/25/50	45,380	45,438
Bank of America Funding Corporation, Series 2004-A-3A1 (a)	3.621%	02/25/34	269,395	272,052
Bank of America Funding Corporation, Series 2005-E-4A1 (a)	3.194%	03/20/35	128,146	130,321
Bear Stearns ALT-A Trust, Series 2003-6-2A1 (a)	3.393%	01/25/34	531,734	534,512

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 36.9% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 31.3% (Continued)
Bear Stearns ALT-A Trust, Series 2004-11-1A1 (1MO LIBOR + 68) (a)	1.914%	11/25/34	$151,938	$149,723
Centex Home Equity Loan Trust, Series 2004-D-AF6 (b)	5.170%	09/25/34	25,582	26,063
Citigroup Mortgage Loan Trust, Inc., Series 2009-6-6A1 (1MO LIBOR + 25) (a)	1.466%	07/25/36	6,415	6,567
Citigroup Mortgage Loan Trust, Inc., 144A, Series 2009-6-11A1 (1MO LIBOR + 35) (a)	1.566%	05/25/37	13,036	13,153
Countrywide Asset-Backed Certificates, Series 2004-6-2A3 (1MO LIBOR + 120) (a)	2.434%	11/25/34	504,814	504,111
Countrywide Asset-Backed Certificates, Series 2005-1-AF5A	5.497%	07/25/35	331,832	343,218
Countrywide Home Loans, Inc., Series 2003-49-A9(a)	3.162%	12/19/33	173,236	176,205
Credit Suisse Commercial Mortgage Trust, 144A, Series 2009-8R-5A1(a)	3.520%	05/26/37	3,716	3,726
CS First Boston Mortgage Securities Company, Series 2002-AR31-4A2(a)	3.308%	11/25/32	266,215	263,711
CS First Boston Mortgage Securities Company, Series 2003-11-1A31	5.500%	06/25/33	88,289	89,894
FRS, LLC, 144A, Series 2013-1A-A1	1.800%	04/15/43	138,422	137,923
Goldman Sachs Alternative Mortgage Products Trust, Series 2004-OPT-A4 (1MO LIBOR + 90) (a)	2.134%	11/25/34	281,499	278,958
Goldman Sachs Alternative Mortgage Products Trust, 144A, Series 2005-SEA2-A1 (1MO LIBOR + 35) (a)	1.584%	01/25/45	88,222	87,932
GSAA Home Equity Trust, Series 2004-11-2A1 (1MO LIBOR + 66) (a)	1.894%	12/25/34	192,845	194,576
HarborView Mortgage Loan Trust, Series 2003-1-A(a)	3.191%	05/19/33	175,275	174,685

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 36.9% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 31.3% (Continued)
Impac CMB Trust, Series 2004-10-4A2(1MO LIBOR + 94) (a)	2.174%	03/25/35	$275,699	$267,679
Impac CMB Trust, Series 2005-4-2A1 (1MO LIBOR + 60) (a)	1.834%	05/25/35	499,347	494,593
Impac CMB Trust, Series 2007-A-A (1MO LIBOR + 25) (a)	1.734%	05/25/37	784,923	769,537
Impac Secured Assets Corporation, Series 2003-3-A1 (a)	4.903%	08/25/33	89,194	91,412
Impac Secured Assets Corporation, Series 2006-1-2A1 (3MO LIBOR + 35) (a)	1.584%	05/25/36	609,816	579,447
JPMorgan Alternative Loan Trust, Series 2005-A2-1A1 (1MO LIBOR + 52) (a)	1.754%	01/25/36	402,733	397,800
JPMorgan Mortgage Trust, Series 2003-A1 (a)	2.972%	10/25/33	406,854	400,915
JPMorgan Mortgage Trust, Series 2004-A1-4A1 (a)	2.970%	02/25/34	416,633	413,511
JPMorgan Mortgage Trust, Series 2004-A3-SF3(a)	3.016%	06/25/34	347,573	344,735
JPMorgan Mortgage Trust, Series 2004-A5-2A1(a)	3.151%	12/25/34	158,954	161,742
JPMorgan Mortgage Trust, Series 2013-3-A3(a)	3.411%	07/25/43	264,626	267,242
JPMorgan Mortgage Trust,144A, Series 2017-2-A3	3.500%	05/25/47	535,658	549,322
JPMorgan Re-REMIC, 144A, Series 2010-8-1A5 (6MO LIBOR + 200) (a)	3.448%	06/26/45	600,000	596,425
Long Beach Mortgage Loan Trust, Series 2004-4-1A1 (1MO LIBOR + 56) (a)	1.794%	10/25/34	541,147	538,821
Master Adjustable Rate Mortgages Trust, Series 2003-3-2A1(a)	3.638%	09/25/33	263,089	262,149
Master Asset Securitization Trust, Series 2004-1-3A7	5.250%	01/25/34	238,222	242,293
Merrill Lynch Mortgage Investors Trust, Series 2004-A3-1A(a)	3.755%	05/25/34	363,237	361,254

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 36.9% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 31.3% (Continued)
Merrill Lynch Mortgage Investors Trust, Series 2005-A1-1A(a)	3.438%	12/25/34	$629,545	$642,919
Nationstar Mortgage Loan Trust, 144A, Series 2013-A-A	3.750%	12/25/52	179,324	187,673
New Century Home Equity Loan Trust, Series 2005-A-A4W(b)	4.664%	08/25/35	386,198	401,629
New Residential Mortgage Loan Trust, 144A, Series 2017-3A-A1	4.000%	04/25/57	553,254	579,659
Opteum Mortgage Acceptance Corporation, Series 2005-5-2AD2	5.850%	12/25/35	301,549	306,421
Residential Funding Mortgage Security I, Inc., Series 2003-S12-3A1	3.750%	12/25/32	170,535	169,682
Sequoia Mortgage Trust, Series 2003-8-A1 (1MO LIBOR + 64) (a)	1.867%	01/20/34	337,653	328,348
Sequoia Mortgage Trust, Series 2004-6-A2 (1MO LIBOR + 56) (a)	1.787%	07/20/34	459,969	434,222
Sequoia Mortgage Trust, Series 2012-3-A2	3.000%	07/25/42	195,813	196,647
Sequoia Mortgage Trust, Series 2012-4-A2(a)	2.999%	09/25/42	180,553	180,758
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1-4A4(a)	3.434%	02/25/34	364,904	367,757
Structured Asset Investment Loan Trust, Series 2003-BC9-3A2 (1MO LIBOR + 96) (a)	2.194%	08/25/33	262,196	263,010
Structured Asset Mortgage Investments II Trust, Series 2004-AR6-A1A (1MO LIBOR + 70) (a)	1.928%	02/19/35	543,653	536,897
Structured Asset Mortgage Investments, Inc., Series 2003-AR4-A1 (1MO LIBOR + 70) (a)	1.928%	01/19/34	89,643	87,230

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 36.9% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 31.3% (Continued)
Structured Asset Mortgage Investments, Inc., Series 2004-AR4-1A1 (1MO LIBOR + 70) (a)	1.928%	12/19/34	$349,827	$358,351
Structured Asset Securities Corporation, Series 1998-11-2B1(a)	3.575%	01/25/32	65,654	64,207
Structured Asset Securities Corporation, Series 1998-11-2B2(a)	3.575%	01/26/32	55,535	53,341
Structured Asset Securities Corporation, Series 2003-9A-2A1(a)	3.179%	03/25/33	297,140	296,772
Structured Asset Securities Corporation, Series 2003-29-3A1(a)	4.928%	09/25/33	443,943	443,698
Structured Asset Securities Corporation, Series 2003-29-5A2	5.250%	09/25/33	108,562	109,531
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-S3-3A1	5.500%	05/25/33	127,336	134,565
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR7-A7(a)	3.115%	08/25/33	194,443	196,248
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR8-A(a)	2.742%	08/25/33	737,058	744,654
Wa-Mu Mortgage Pass-Through Certificates, Series 2002-AR2-A (COF 11 + 125) (a)	1.897%	02/27/34	221,464	218,685
Wells Fargo Alternative Loan Trust, Series 2002-1-1A1	6.250%	08/25/32	780,583	805,868
Wells Fargo Mortgage-Backed Securities, Series 2003-G-A1(a)	3.365%	06/25/33	7,208	7,262
Wells Fargo Mortgage-Backed Securities, Series 2003-J-2A7(a)	2.954%	10/25/33	334,841	339,229
Wells Fargo Mortgage-Backed Securities, Series 2003-K-1A2(a)	2.914%	11/25/33	282,969	287,210

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 36.9% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 31.3% (Continued)
Wendy's Funding, LLC, 144A, Series 2015-1A-A2I	3.371%	06/15/45	$614,063	$621,726
				19,655,779

Federal Home Loan Mortgage Corporation — 3.1%
FHLMC, Series 2999-ND	4.500%	07/15/20	29,450	30,199
FHLMC, Series 2515-UP	5.500%	10/15/22	82,491	87,310
FHLMC, Series 2690-TV	4.500%	11/15/25	32,850	32,976
FHLMC, Series 3827-HA	3.500%	11/15/25	202,885	214,717
FHLMC, Series 4011-ML	3.000%	03/15/27	500,000	502,602
FHLMC, Series 2569-LD	5.500%	02/15/33	122,314	136,946
FHLMC, Series 3793-UA	4.000%	06/15/33	109,338	116,315
FHLMC, Series 2785-GD	4.500%	10/15/33	3,348	3,359
FHLMC, Series 3017-MK	5.000%	12/15/34	5,732	5,843
FHLMC, Series 4011-NP	3.000%	07/15/39	79,851	80,155
FHLMC, Series 3843-JA	4.000%	04/15/40	104,131	109,780
FHLMC, Series 4017-MA	3.000%	03/15/41	95,446	97,349
FHLMC, Series 4077-AP	4.000%	01/15/42	244,867	256,283
FHLMC, Series 4183-PA	3.500%	01/15/43	261,987	272,649
				1,946,483
Federal National Mortgage Association — 1.8%
FNMA, Series 2003-89-LC	4.500%	09/25/18	9,037	9,127
FNMA, Series 2003-83-PG	5.000%	06/25/23	11,647	11,845
FNMA, Series 2015-M11-A1	2.097%	04/25/25	365,518	367,838
FNMA, Series 2005-80-BA	5.000%	04/25/29	78,681	84,856
FNMA, Series 2009-96-DB	4.000%	11/25/29	398,002	423,260
FNMA, Pool #MA0584	4.500%	10/01/40	59,980	63,315
FNMA, Series 2014-80-KA	2.000%	03/25/44	187,038	183,964
FNMA, Series 2011-100-QM	4.000%	10/25/50	10,695	10,735
				1,154,940
Government National Mortgage Association — 0.5%
GNMA, Series 2009-104-KA	4.500%	08/16/39	207,456	218,643
GNMA, Series 2011-159-EA	4.000%	10/20/40	4,240	4,267
GNMA, Series 2011-138-PX	4.000%	06/20/41	62,097	64,706
				287,616

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 36.9% (Continued)	Coupon	Maturity	Par Value	Value
Small Business Administration — 0.2%
SBA, Series 2009-20A-1	5.720%	01/01/29	$120,009	$132,677

Total Mortgage-Backed Securities (Cost $22,876,644)				$23,177,495

MUNICIPAL BONDS — 2.6%	Coupon	Maturity	Par Value	Value
ABAG California Finance Authority for Nonprofit Corporations Series 2017-B, Revenue Bond	2.500%	09/02/21	$175,000	$175,759
California State Housing Finance Agency, Revenue Bond	3.650%	08/01/25	650,000	678,743
Florida State Department of Environmental Protection, Series B, Preservation Revenue	6.026%	07/01/21	350,000	377,010
New Jersey State Economic Development Authority, Revenue Bond	3.882%	06/15/19	400,000	405,696
Total Municipal Bonds (Cost $1,583,953)				$1,637,208

ASSET-BACKED SECURITIES — 2.3%	Coupon	Maturity	Par Value	Value
DB Master Finance, LLC, 144A, Series 2015-1A-A21	3.262%	02/20/19	$633,750	$637,869
Domino's Pizza Master Issuer, LLC, 144A, Series 2015-1A	3.484%	10/25/45	814,688	827,234
Total Asset-Backed Securities (Cost $1,443,274)				$1,465,103

CORPORATE BONDS — 43.3%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 3.1%
AutoNation, Inc.	5.500%	02/01/20	$550,000	$590,185
eBay, Inc.	3.600%	06/05/27	550,000	548,137
International Game Technology	5.500%	06/15/20	368,000	387,026
QVC, Inc.	5.950%	03/15/43	435,000	428,064
				1,953,412
Consumer Staples — 1.9%
Anheuser-Busch InBev S.A./N.V.	3.300%	02/01/23	550,000	571,148

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
CORPORATE BONDS — 43.3% (Continued)	Coupon	Maturity	Par Value	Value
Consumer Staples — 1.9% (Continued)
CVS Health Corporation	3.500%	07/20/22	$600,000	$627,393
				1,198,541
Energy — 2.0%
Kinder Morgan Energy Partners, L.P.	4.250%	09/01/24	500,000	519,210
Magellan Midstream Partners, L.P.	5.000%	03/01/26	630,000	706,078
				1,225,288
Financials — 14.6%
Air Lease Corporation	4.250%	09/15/24	570,000	604,359
Aircastle Ltd.	7.625%	04/15/20	250,000	279,062
Ares Capital Corporation	3.625%	01/19/22	565,000	573,030
Ares Capital Corporation	3.500%	02/10/23	135,000	134,519
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	610,000	659,948
Bank of America Corporation	4.250%	10/22/26	650,000	683,179
Drawbridge Special Opportunities Fund, L.P., 144A	5.000%	08/01/21	555,000	565,616
Fairfax Financial Holdings Ltd., 144A	4.875%	08/13/24	600,000	627,567
Fidelity National Information Services, Inc.	3.000%	08/15/26	650,000	639,848
Icahn Enterprises, L.P.	6.250%	02/01/22	400,000	412,500
International Lease Finance Corporation	4.625%	04/15/21	475,000	507,139
JPMorgan Chase & Company	3.125%	01/23/25	650,000	655,887
Morgan Stanley	4.100%	05/22/23	520,000	546,263
Park Aerospace Holdings, 144A	5.250%	08/15/22	300,000	312,750
Raymond James Financial, Inc.	3.625%	09/15/26	625,000	635,814
SVB Financial Group	3.500%	01/29/25	625,000	630,138
Wells Fargo & Company	4.300%	07/22/27	650,000	693,838
				9,161,457
Health Care — 2.9%
Actavis Funding SCS	3.450%	03/15/22	625,000	649,324
Fresenius Medical Care U.S. Finance II, Inc., 144A	4.750%	10/15/24	550,000	595,650
HCA Healthcare, Inc.	5.500%	06/15/47	575,000	594,406
				1,839,380
Industrials — 3.1%
Air Canada Pass-Through Certificates, 144A, Series 2013-1B	5.375%	11/15/22	690,900	727,172

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
CORPORATE BONDS — 43.3% (Continued)	Coupon	Maturity	Par Value	Value
Industrials — 3.1% (Continued)
American Airlines Group Pass-Through Certificates, 144A, Series 2013-1B	5.625%	01/15/21	$470,445	$494,556
Continental Airlines Pass-Through Certificates, Series 1999-1A	6.545%	08/02/20	199,684	208,171
Continental Airlines Pass-Through Certificates, Series 2000-2A1	7.707%	10/02/22	155,649	168,101
Delta Air Lines Pass-Through Certificates, Series 2009-1A	7.750%	12/17/19	73,539	80,526
US Airways Pass-Through Certificates, Series 2012-2A	4.625%	06/03/25	247,319	264,631
				1,943,157
Information Technology — 5.0%
Activison Blizzard, Inc.	3.400%	09/15/26	655,000	664,810
Autodesk, Inc.	4.375%	06/15/25	600,000	645,151
Baidu, Inc.	3.000%	06/30/20	560,000	569,673
Broadcom Corporation	3.625%	01/15/24	545,000	561,050
CA, Inc.	4.500%	08/15/23	673,000	711,599
				3,152,283
Materials — 1.0%
Westlake Chemical Corporation	3.600%	07/15/22	584,000	597,291

Real Estate — 4.0%
American Campus Communities, Inc.	3.350%	10/01/20	635,000	653,885
AvalonBay Communities, Inc.	3.500%	11/15/24	600,000	625,438
Crown Castle International Corporation	4.000%	03/01/27	700,000	725,017
Healthcare Trust of America Holdings, L.P.	3.700%	04/15/23	500,000	516,801
				2,521,141
Telecommunication Services — 5.7%
American Tower Trust I, 144A	3.070%	03/15/48	500,000	508,472
AT&T, Inc.	4.250%	03/01/27	675,000	700,035
CBS Corporation	2.900%	01/15/27	625,000	599,392
Charter Communications Operating, LLC	4.464%	07/23/22	470,000	497,127

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
CORPORATE BONDS — 43.3% (Continued)	Coupon	Maturity	Par Value	Value
Telecommunication Services — 5.7% (Continued)
Crown Castle Towers, LLC, 144A	4.883%	08/15/40	$600,000	$639,346
Sprint Spectrum, L.P., 144A	3.360%	03/20/23	650,000	659,555
				3,603,927

Total Corporate Bonds (Cost $26,552,094)				$27,195,877

MONEY MARKET FUNDS — 3.7%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.90% (c) (Cost $2,309,706)	2,309,706	$2,309,706

Total Investments at Value — 101.0% (Cost $62,325,255)		$63,449,112

Liabilities in Excess of Other Assets — (1.0%)		(648,792)

Net Assets — 100.0%		$62,800,320

144A - This security was purchased in a transaction exempt from registration under the Securities Act of 1933 in compliance with Rule 144A.This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $9,373,326 at August 31, 2017, representing 14.9% of net assets.

(a)
Variable rate security.The rate shown is the effective interest rate as of August 31, 2017.The benchmark on which the rate is calculated is shown parenthetically; otherwise, the rate fluctuations may be based on index changes, prepayment of underlying positions and/or other variables.

(b)	Step coupon.
(c)	The rate shown is the 7-day effective yield as of August 31, 2017.

COF 11 - Cost of funds for the 11th District of San Francisco LIBOR - London interbank offered rate

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments August 31, 2017
U.S. TREASURY OBLIGATIONS — 2.0%	Coupon	Maturity	Par Value	Value
U.S. Treasury Bonds	1.250%	04/30/19	$1,500,000	$1,498,418
U.S. Treasury Bonds	1.500%	05/15/20	1,000,000	1,002,617
Total U.S. Treasury Obligations (Cost $2,501,658)				$2,501,035

MORTGAGE-BACKED SECURITIES — 43.5%	Coupon	Maturity	Par Value	Value
Commercial — 25.6%
Accredited Mortgage Loan Trust, Series 2004-3-2A2 (1MO LIBOR + 120) (a)	2.434%	10/25/34	$302,891	$304,343
ACE Securities Corporation, Series 2003-NC1-A2A (1MO LIBOR + 84) (a)	2.074%	07/25/33	234,621	203,166
ACE Securities Corporation, Series 2005-SD1-M1 (1MO LIBOR + 75) (a)	1.984%	11/25/50	36,304	36,351
Adjustable Rate Mortgage Trust, Series 2005-3 (1MO LIBOR + 32) (a)	1.554%	07/25/35	333,049	330,614
Adjustable Rate Mortgage Trust, Series 2005-3-8A2 (1MO LIBOR + 24) (a)	1.474%	07/25/35	264,832	264,405
American General Mortgage Loan Trust, 144A, Series 2006-1-A5(a)	5.750%	12/25/35	94,884	97,672
American Home Mortgage Investment Trust, Series 2004-3-6A1 (b)	4.820%	10/25/34	300,402	304,041
American Home Mortgage Investment Trust, Series 2005-1-5A1 (6MO LIBOR + 200) (a)	3.448%	06/25/45	85,637	85,926
Bank of America Funding Corporation, Series 2005-E-4A1 (a)	3.194%	03/20/35	537,222	546,340
Bear Stearns ALT-A Trust, Series 2004-11-1A1 (1MO LIBOR + 68) (a)	1.914%	11/25/34	28,488	28,073
Centex Home Equity Loan Trust, Series 2004-D-AF6 (b)	5.170%	09/25/34	11,512	11,728

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 43.5% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 25.6% (Continued)
CIT Equipment Collateral, 144A, Series 2014-VT1C	2.650%	10/20/22	$750,000	$753,420
Citigroup Mortgage Loan Trust, Inc., 144A, Series 2004-RR2-A2(a)	3.199%	05/25/34	426,300	433,249
Citigroup Mortgage Loan Trust, Inc., Series 2005-6-A1 (H15T1Y + 2.10) (a)	2.689%	09/25/35	496,021	501,827
Citigroup Mortgage Loan Trust, Inc., 144A, Series 2009-6-11A1 (1MO LIBOR + 35) (a)	1.566%	05/25/37	8,691	8,768
Countrywide Asset-Backed Certificates, Series 2004-6-2A3 (1MO LIBOR + 120) (a)	2.434%	11/25/34	515,415	514,697
Countrywide Home Loans, Inc., Series 2003-15-2A1	5.000%	06/25/18	46,818	33,794
Countrywide Home Loans, Inc., Series 2004-J7	5.000%	09/25/19	148,566	150,222
Countrywide Home Loans, Inc., Series 2004-6-2A5 (1MO LIBOR + 78) (a)	2.014%	11/25/34	620,951	615,953
Credit Suisse Commercial Mortgage Trust, 144A, Series 2009-8R-5A1 (a)	3.520%	05/26/37	24,756	24,828
Credit Suisse First Boston Mortgage Securitization, Series 2004-6-2A1	4.750%	09/25/19	306,515	309,606
Credit Suisse First Boston Mortgage Securitization, Series 2004-AR2-2A1(a)	3.487%	03/25/34	946,370	968,104
Credit Suisse First Boston Mortgage Securitization, Series 2004-AR8-2A1(a)	3.334%	09/25/34	737,515	737,421
Credit Suisse First Boston Mortgage Securitization, Series 2005-6-1A2 (1MO LIBOR + 27) (a)	1.504%	07/25/35	46,814	46,344
Credit Suisse Mortgage Trust, Series 2009-14R-2A1	5.000%	06/26/37	603,709	609,596
Equity One ABS, Inc., Series 2002-4-AVI (1MO LIBOR + 58) (a)	1.814%	02/25/33	204,185	204,020
FRS, LLC, 144A, Series 2013-1A-A1	1.800%	04/15/43	55,369	55,169

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 43.5% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 25.6% (Continued)
Goldman Sachs Alternative Mortgage Products Trust, Series 2004-OPT-A4 (1MO LIBOR + 90) (a)	2.134%	11/25/34	$132,858	$131,658
Goldman Sachs Alternative Mortgage Products Trust, 144A, Series 2005-SEA2-A1 (1MO LIBOR + 35) (a)	1.584%	01/25/45	238,195	237,409
Goldman Sachs Mortgage Loan Trust, Series 2003-13-1A1(a)	2.890%	10/25/33	145,514	147,206
Goldman SachsMortgage Loan Trust, Series 2004-10F-7A1	5.500%	09/25/34	92,276	93,550
Goldman Sachs Mortgage Loan Trust, Series 2005-5F-8A2 (1MO LIBOR + 50) (a)	1.734%	06/25/35	176,979	167,779
GSAA Home Equity Trust, Series 2004-11-2A1 (1MO LIBOR + 66) (a)	1.894%	12/25/34	420,754	424,529
GSR Mortgage Loan Trust, Series 2004-6F-4A1	5.000%	03/25/19	28,784	28,905
GSR Mortgage Loan Trust, Series 2003-7F-1A	5.250%	06/25/33	568,704	585,564
GSR Mortgage Loan Trust, Series 2005-AR6-1(a)	3.237%	09/25/35	146,985	150,857
Harborview Mortgage Loan Trust, Series 2004-4-2A (1MO LIBOR + 56) (a)	1.788%	06/19/34	130,087	125,603
Impac CMB Trust, Series 2005-4-2A1 (1MO LIBOR + 60) (a)	1.834%	05/25/35	339,692	336,458
Impac CMB Trust, Series 2007-A-A (1MO LIBOR + 25) (a)	1.734%	05/25/37	412,229	404,148
Jefferies & Company,144A, Series 2009-R9-1A1(a)	3.046%	08/26/46	1,095	1,093
JPMorgan Alternative Loan Trust, Series 2005-A2-1A1 (1MO LIBOR + 52) (a)	1.754%	01/25/36	692,846	684,360
JPMorgan Mortgage Trust, Series 2003-A1-4A5(a)	2.952%	10/25/33	210,460	208,935
JPMorgan Mortgage Trust,144A, Series 2017-2-A5(a)	3.499%	05/25/47	965,233	991,286

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 43.5% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 25.6% (Continued)
JPMorgan Re-REMIC, 144A, Series 2010-8-1A5 (6MO LIBOR + 200) (a)	3.448%	06/26/45	$1,000,000	$994,042
Master Adjustable Rate Mortgages Trust, Series 2004-13-2A1(a)	3.107%	04/21/34	481,688	492,550
Master Adjustable Rate Mortgages Trust, Series 2004-6-4A6(a)	3.417%	07/25/34	642,161	647,352
Master Seasoned Securitization Trust, Series 2005-1-1A1(a)	6.455%	09/25/32	886,699	960,933
MASTR Asset Alternative Loans Trust, Series 2003-1-2A1	6.500%	01/25/33	687,399	712,379
MASTR Asset Securitization Trust, Series 2004-8-3A1	5.250%	08/25/19	211,039	214,491
MASTR Asset Securitization Trust, Series 2003-12-1A1	5.250%	12/25/24	194,819	197,445
MASTR Asset Securitization Trust, Series 2003-11-7A	5.250%	12/25/33	1,014,606	1,026,405
MASTR Specialized Loan Trust,144A, Series 2005-3-A1 (1MO LIBOR + 36) (a)	1.594%	11/25/35	99,765	99,113
Merrill Lynch Credit Corporation Mortgage Investors, Inc., Series 2003-B-A1 (1MO LIBOR + 68) (a)	1.914%	04/25/28	134,646	129,497
Morgan Stanley Capital, Inc., Series 2004-SD2-A (1MO LIBOR + 90) (a)	2.134%	04/25/34	57,522	57,074
Mortgage IT Trust, Series 2004-2-M1 (1MO LIBOR + 82.5) (a)	2.059%	12/25/34	399,793	366,917
Nationstar Mortgage Loan Trust, 144A, Series 2013-A-A	3.750%	12/25/52	1,004,216	1,050,970
New Century Home Equity Loan Trust, Series 2005-A-A4W(b)	4.664%	08/25/35	845,773	879,567
New Residential Mortgage Loan Trust, 144A, Series 2017-3A-A1	4.000%	04/25/57	1,031,490	1,080,720

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 43.5% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 25.6% (Continued)
Option One Mortgage Loan Trust, Series 2005-1-A1A (1MO LIBOR + 50) (a)	1.734%	02/25/35	$512,973	$511,735
Orange Lake Timeshare Trust, 144A, Series 2012-AA-A	3.450%	03/10/27	36,408	36,593
Provident Funding Mortgage Loan Trust, Series 2003-1-A (1YCMT + 275) (a)	3.223%	08/25/33	450,019	452,376
Provident Funding Mortgage Loan Trust, Series 2005-1-2A1(a)	3.423%	05/25/35	256,353	250,289
RBSSP Resecuritization Trust, 144A, Series 2010-3-4A1(a)	3.908%	12/26/35	170,377	171,231
Residential Asset Mortgage Products, Inc., Series 2004-RS12-AI6	4.547%	12/25/34	1,278	1,282
Residential Asset Mortgage Products, Inc., Series 2005-SP3-A3 (1MO LIBOR + 39) (a)	1.624%	12/25/35	168	168
Residential Asset Securities Corporation, Series 2003-KS10-AI6	4.540%	12/25/33	21,655	22,100
Residential Funding Mortgage Security I, Inc., Series 2003-S12-3A1	3.750%	12/25/32	199,255	198,258
Sequoia Mortgage Trust, Series 2012-1-2A1	3.474%	01/25/42	472,405	480,263
Sequoia Mortgage Trust, Series 2012-4-A2(a)	2.999%	09/25/42	167,956	168,147
Soundview Home Equity Loan Trust, Series 2003-2-A2 (1MO LIBOR + 130) (a)	2.534%	11/25/33	997,944	1,008,700
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12-3A3(a)	3.364%	09/25/34	213,187	212,787
Structured Asset Investment Loan Trust, Series 2003-BC9-3A2 (1MO LIBOR + 96) (a)	2.194%	08/25/33	393,294	394,516
Structured Asset Investment Loan Trust, Series 2003-BC9-3A3 (1MO LIBOR + 70) (a)	1.934%	08/25/33	142,023	142,087

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 43.5% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 25.6% (Continued)
Structured Asset Mortgage Investments, Inc., Series 2004-AR3-1A1 (1MO LIBOR + 60) (a)	1.828%	07/19/34	$511,480	$504,620
Structured Asset Securities Corporation, Series 2003-29-5A2	5.250%	09/25/33	199,115	200,892
Structured Asset Securities Corporation, Series 2003-34A-3A4 (1MO LIBOR + 36) (a)	3.366%	11/25/33	431,115	433,748
Structured Asset Securities Corporation, Series 2004-GEL3-A (1MOLIBOR + 96) (a)	2.194%	08/25/34	174,975	173,386
Truman Capital Mortgage Loan Trust, 144A, Series 2005-1-A (1MO LIBOR + 43) (a)	1.664%	03/25/37	94,526	93,679
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR7-A7 (a)	3.115%	08/25/33	231,782	233,933
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR8-A (a)	2.742%	08/25/33	324,085	327,425
Wa-Mu Mortgage Pass-Through Certificates, Series 2002-AR2-A (COF 11 + 125) (a)	1.897%	02/27/34	63,275	62,482
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-MS3-2A1	5.250%	03/25/18	28,891	28,921
Wells Fargo Mortgage Loan Trust, 144A, Series 2010-RR1-1 (a)	3.501%	02/27/37	373,004	376,242
Wells Fargo Mortgage-Backed Securities, Series 2005-2-2A1	4.750%	04/25/20	89,150	90,384
Wells Fargo Mortgage-Backed Securities, Series 2003-K-1A2 (a)	2.914%	11/25/33	424,453	430,815
Wells Fargo Mortgage-Backed Securities, Series 2003-0-5A1 (a)	2.927%	01/25/34	462,518	474,620
Wells Fargo Mortgage-Backed Securities, Series 2004-K-2A12 (a)	3.467%	07/25/34	56,279	57,549

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 43.5% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 25.6% (Continued)
Wells Fargo Mortgage-Backed Securities, Series 2004-K-2A6(a)	3.467%	07/25/34	$1,356,236	$1,386,845
Wells Fargo Mortgage-Backed Securities, Series 2005-AR10-2A2(a)	3.198%	06/25/35	413,305	422,846
Wells Fargo Mortgage-Backed Securities, Series 2006-AR8-1A3(a)	3.193%	04/25/36	311,338	308,626
Wendy's Funding, LLC, 144A, Series 2015-1A-A2I	3.371%	06/15/45	1,237,950	1,253,400
				32,719,417
Federal Home Loan Mortgage Corporation — 6.4%
FHLMC, Series 3861-A	4.500%	01/15/29	5,673	5,682
FHLMC, Series 2580-PY	4.000%	03/15/33	247,135	257,287
FHLMC, Series 4529-HA	3.000%	07/15/36	657,333	660,219
FHLMC, Series 3747-HK	2.500%	07/15/37	2,433,910	2,444,295
FHLMC, Series 3837-JA	4.000%	05/15/38	4,293	4,364
FHLMC, Series 3687-CB	2.500%	11/15/38	345,845	349,873
FHLMC, Series 4348-ME	2.500%	06/15/39	520,585	527,786
FHLMC, Series 3597-LH	4.500%	07/15/39	627,310	663,457
FHLMC, Series 4532-YA	3.500%	10/15/41	641,681	658,897
FHLMC, Series 4417-HD	2.250%	11/15/41	761,387	766,192
FHLMC, Series 4312-GA	2.500%	12/15/41	453,838	455,139
FHLMC, Series 4526-PJ	3.000%	01/15/42	1,297,966	1,317,045
				8,110,236
Federal National Mortgage Association — 8.5%
FNMA, Series 2011-102-VA	3.500%	01/25/23	733,647	745,763
FNMA, Series 2003-48-TC	5.000%	06/25/23	138,005	145,022
FNMA, Series 2011-59 NV	5.500%	02/25/24	175,167	175,865
FNMA, Series 2010-112-CY	4.000%	10/25/25	824,558	865,788
FNMA, Series 2005-80-BA	5.000%	04/25/29	275,382	296,997
FNMA, Series 2004-9-DH	4.000%	06/25/33	47,237	47,878
FNMA, Series 2005-109PC	6.000%	12/25/35	302,802	334,908
FNMA, Series 2008-17-PA	4.500%	10/25/37	458,048	488,061
FNMA, Series 2008-49-PA	5.000%	04/25/38	389,566	419,403
FNMA, Series 2010-152-DA	3.000%	05/25/39	246,318	250,282
FNMA, Series 2011-15-W (a)	3.513%	06/25/39	369,920	380,558
FNMA, Series 2009-94-DA	4.500%	10/25/39	976,055	1,042,028

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 43.5% (Continued)	Coupon	Maturity	Par Value	Value
Federal National Mortgage Association — 8.5% (Continued)
FNMA, Series 2010-135-EA	3.000%	01/25/40	$722,908	$738,158
FNMA, Series 2010-109-N	3.000%	10/25/40	655,435	671,555
FNMA, Series 2012-102-PA	4.500%	03/25/41	287,357	300,518
FNMA, Series 2013-9-CB	5.500%	04/25/42	624,619	697,188
FNMA, Series 2015-55-QA	3.500%	10/25/42	887,574	913,523
FNMA, Series 2012-136-PD	2.500%	11/25/42	445,898	451,778
FNMA, Series 2014-80-KA	2.000%	03/25/44	440,089	432,856
FNMA, Series 2015-27-MB	2.000%	10/25/44	1,556,727	1,518,686
				10,916,815
Government National Mortgage Association — 2.8%
GNMA, Pool #GN615735	5.000%	07/15/23	221,904	244,397
GNMA, Series 2011-82-EH	2.000%	09/20/38	386,728	386,918
GNMA, Series 2010-10-NH	4.000%	12/20/38	183,644	189,853
GNMA, Series 2010-115-HW	3.500%	05/20/39	174,510	177,779
GNMA, Series 2012-10-LD	3.000%	07/20/40	498,816	515,972
GNMA, Series 2011-159-EA	4.000%	10/20/40	10,600	10,666
GNMA, Series 2015-18-PA	3.000%	04/20/43	1,047,561	1,081,883
GNMA, Series 2014-184-ED	3.000%	12/20/43	944,906	954,243
				3,561,711
Small Business Administration — 0.2%
SBA, Series 2002-20K	5.080%	11/01/22	93,069	97,919
SBA, Series 2007-20K-1	5.510%	11/01/27	136,179	146,598
				244,517

Total Mortgage-Backed Securities (Cost $55,395,076)				$55,552,696

MUNICIPAL BONDS — 3.6%	Coupon	Maturity	Par Value	Value
ABAG California Finance Authority for Nonprofit Corporations, Series 2017-B, Revenue Bond	2.250%	09/02/20	$840,000	$840,949
City of Las Vegas, Nevada	7.750%	09/01/29	1,230,000	1,375,743
Contra Costa County California Redevelopment Agency Tax Allocation Series B,	1.750%	08/01/20	750,000	748,552

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MUNICIPAL BONDS — 3.6% (Continued)	Coupon	Maturity	Par Value	Value
New Jersey State Economic Development Authority, Revenue Bond	3.882%	06/15/19	$1,120,000	$1,135,949
San Francisco City & County Redevelopment Agency, Revenue	2.193%	08/01/19	495,000	496,356
Total Municipal Bonds (Cost $4,578,332)				$4,597,549

ASSET-BACKED SECURITIES — 0.7%	Coupon	Maturity	Par Value	Value
DB Master Finance, LLC, 144A, Series 2015-1A-A21 (Cost $948,662)	3.262%	02/20/19	$950,625	$956,804

CORPORATE BONDS — 47.5%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 4.2%
AutoNation, Inc.	5.500%	02/01/20	$1,030,000	$1,105,255
Choice Hotel International, Inc.	5.700%	08/28/20	780,000	846,300
D.R. Horton, Inc.	4.000%	02/15/20	1,000,000	1,040,700
Hyatt Hotels Corporation, 144A	6.875%	08/15/19	1,000,000	1,087,903
International Game Technology	5.500%	06/15/20	500,000	525,850
QVC, Inc.	3.125%	04/01/19	741,000	750,649
				5,356,657
Energy — 4.3%
Columbia Pipeline Group, Inc.	3.300%	06/01/20	929,000	955,642
Enable Midstream Partners, L.P.	2.400%	05/15/19	78,000	77,654
EnLink Midstream Partners, L.P.	2.700%	04/01/19	900,000	901,239
EQT Corporation	8.125%	06/01/19	1,003,000	1,101,312
Kinder Morgan, Inc.	7.250%	06/01/18	1,000,000	1,038,420
Magellan Midstream Partners, L.P.	6.550%	07/15/19	593,000	640,593
Spectra Energy Capital, LLC	6.200%	04/15/18	715,000	732,802
				5,447,662
Financials — 18.1%
Air Lease Corporation	2.125%	01/15/20	845,000	845,698
Aircastle Ltd.	7.625%	04/15/20	500,000	558,125
Ally Financial, Inc.	4.125%	03/30/20	655,000	673,831
Ameriprise Financial, Inc.	7.300%	06/28/19	760,000	833,104
Ares Capital Corporation	3.875%	01/15/20	1,210,000	1,244,559

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 47.5% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 18.1% (Continued)
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	$910,000	$1,000,970
Aviation Capital Group Corporation, 144A	7.125%	10/15/20	775,000	881,938
Bank of America Corporation	2.151%	11/09/20	1,250,000	1,251,200
Bank One Corporation (b)	8.530%	03/01/19	450,000	492,258
Citigroup, Inc.	2.650%	10/26/20	1,000,000	1,014,001
Citizens Bank, N.A.	2.500%	03/14/19	500,000	504,505
Fairfax Financial Holdings Ltd.	7.375%	04/15/18	550,000	567,804
Fidelity National Information Services, Inc.	3.625%	10/15/20	1,000,000	1,046,072
First Horizon National Corporation	3.500%	12/15/20	720,000	743,498
First Tennessee Bank, N.A.	2.950%	12/01/19	300,000	303,854
Goldman Sachs Group, Inc.	2.600%	04/23/20	1,000,000	1,012,214
Icahn Enterprises, L.P.	6.000%	08/01/20	790,000	813,700
International Lease Finance Corporation	6.250%	05/15/19	750,000	800,171
JPMorgan Chase & Company	6.300%	04/23/19	500,000	536,152
Legg Mason, Inc.	2.700%	07/15/19	1,185,000	1,197,666
Morgan Stanley	2.800%	06/16/20	1,000,000	1,018,145
Oaktree Capital Management, L.P., 144A	6.750%	12/02/19	975,000	1,067,688
Standard Chartered plc, 144A	2.100%	08/19/19	1,000,000	1,000,092
SVB Financial Group	5.375%	09/15/20	807,000	879,022
Synchrony Financial	2.600%	01/15/19	1,000,000	1,006,996
TIAA-CREF Asset Management Finance Company, LLC, 144A	2.950%	11/01/19	765,000	777,919
Wells Fargo & Company	2.150%	01/30/20	1,000,000	1,005,272
				23,076,454
Health Care — 3.9%
Actavis Funding SCS	2.450%	06/15/19	830,000	837,373
Allergan Funding SCS	3.000%	03/12/20	250,000	255,118
Fresenius Medical Care U.S. Finance II, Inc., 144A	5.625%	07/31/19	535,000	568,438
Fresenius Medical Care U.S. Finance II, Inc., 144A	4.125%	10/15/20	500,000	520,965
HCA, Inc.	4.250%	10/15/19	500,000	515,625
Humana, Inc.	7.200%	06/15/18	718,000	747,574
McLaren Health Care Corporation	1.964%	05/15/18	600,000	599,127
Mylan N.V.	2.500%	06/07/19	880,000	882,867
				4,927,087

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 47.5% (Continued)	Coupon	Maturity	Par Value	Value
Industrials — 4.5%
Air Canada Pass-Through Certificates, 144A, Series 2015-1C	5.000%	09/15/20	$425,000	$432,437
America West Airlines Pass-Through Certificates, Series 1999-1G	7.930%	07/02/20	344,440	358,080
America West Airlines Pass-Through Certificates, Series 2000-1G	8.057%	07/02/20	25,184	28,332
American Airlines Group Pass-Through Certificates, 144A, Series 2011-1B	7.000%	01/31/18	287,192	293,206
American Airlines Group Pass-Through Certificates, 144A, Series 2013-1B	5.625%	01/15/21	940,890	989,111
Continental Airlines Pass-Through Certificates, Series 1998-1A	6.648%	09/15/17	9,647	9,647
Continental Airlines Pass-Through Certificates, Series 1998-3A1	6.820%	05/01/18	15,731	16,125
Continental Airlines Pass-Through Certificates, Series 2000-1A1	8.048%	11/01/20	72,481	80,273
Continental Airlines Pass-Through Certificates, Series 2009-2A	7.250%	05/10/21	982,800	1,081,080
Continental Airlines Pass-Through Certificates, Series 2000-2A1	7.707%	10/02/22	32,203	34,780
Continental Airlines Pass-Through Certificates, Series 2001-1A1	6.703%	12/15/22	103,047	109,230
Delta Air Lines Pass-Through Certificates, Series 2009-1A	7.750%	12/17/19	242,851	265,922
Delta Air Lines, Inc.	2.875%	03/13/20	410,000	416,583
Ryder Systems, Inc.	2.875%	09/01/20	1,100,000	1,124,281
US Airways Pass-Through Certificates, Series 2001-1G	7.076%	03/20/21	479,001	511,334
				5,750,421

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 47.5% (Continued)	Coupon	Maturity	Par Value	Value
Information Technology — 4.6%
Autodesk, Inc.	3.125%	06/15/20	$1,025,000	$1,051,132
Baidu, Inc.	3.000%	06/30/20	765,000	778,214
Broadcom Corporation, 144A	2.375%	01/15/20	1,000,000	1,006,712
CA, Inc.	5.375%	12/01/19	1,014,000	1,082,770
Dell, Inc., 144A	3.480%	06/01/19	870,000	889,145
Juniper Networks, Inc.	3.125%	02/26/19	1,015,000	1,032,325
				5,840,298
Materials — 1.4%
E.I. du Pont de Nemours and Company	2.200%	05/01/20	400,000	403,287
Georgia-Pacific, LLC, 144A	2.539%	11/15/19	880,000	890,370
LyondellBasell Industries N.V.	5.000%	04/15/19	502,000	522,569
				1,816,226
Real Estate — 1.5%
American Campus Communities, Inc.	3.350%	10/01/20	665,000	684,778
Digital Realty Trust, L.P.	5.875%	02/01/20	937,000	1,011,696
National Retail Properties, Inc.	6.875%	10/15/17	293,000	294,581
				1,991,055
Telecommunication Services — 5.0%
American Tower Corporation	3.400%	02/15/19	525,000	536,158
American Tower Corporation	2.800%	06/01/20	535,000	544,989
AT&T, Inc.	5.200%	03/15/20	1,025,000	1,101,404
CBS Corporation	5.750%	04/15/20	1,010,000	1,102,795
Crown Castle Towers, LLC, 144A	4.883%	08/15/40	500,000	532,788
Grupo Televisa, S.A.B.	6.000%	05/15/18	600,000	617,592
SBA Tower Trust, 144A	2.240%	04/15/43	215,000	214,905
Sprint Spectrum, L.P., 144A	3.360%	03/20/23	1,250,000	1,268,375
Verizon Communications, Inc.	2.625%	02/21/20	441,000	450,003
				6,369,009

Total Corporate Bonds (Cost $60,299,888)				$60,574,869

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MONEY MARKET FUNDS — 3.0%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.90% (c) (Cost $3,821,780)	3,821,780	$3,821,780

Total Investments at Value — 100.3% (Cost $127,545,396)		$128,004,733

Liabilities in Excess of Other Assets — (0.3%)		(351,672)

Net Assets — 100.0%		$127,653,061

144A - This security was purchased in a transaction exempt from registration under the Securities Act of 1933 in compliance with Rule 144A. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $21,137,680 at August 31, 2017, representing 16.6% of net assets.

(a)
Variable rate security.The rate shown is the effective interest rate as of August 31, 2017.The benchmark on which the rate is calculated is shown parenthetically; otherwise, the rate fluctuations may be based on index changes, prepayment of underlying positions and/or other variables.

(b)	Step coupon.
(c)	The rate shown is the 7-day effective yield as of August 31, 2017.

1YCMT - Weekly average yield on U.S. Treasury note adjusted to constant maturity of 1 year
H15T1Y - U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year
COF 11 - Cost of funds for the 11th District of San Francisco
LIBOR - London interbank offered rate

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments August 31, 2017
CORPORATE BONDS — 96.3%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 18.2%
APX Group Holdings, Inc.	8.750%	12/01/20	$600,000	$618,000
Ashton Woods USA, LLC, 144A	6.875%	02/15/21	392,000	403,270
AV Homes, Inc.	6.625%	05/15/22	600,000	620,250
Beazer Homes USA, Inc.	8.750%	03/15/22	683,000	754,715
CEC Entertainment, Inc.	8.000%	02/15/22	595,000	621,775
International Game Technology	5.500%	06/15/20	500,000	525,850
Jack Ohio Finance, LLC, 144A	6.750%	11/15/21	650,000	676,000
Jo-Ann Stores Holdings, Inc., 144A	9.750%	10/15/19	250,000	244,375
KB Home	7.500%	09/15/22	655,000	751,612
Lennar Corporation	4.125%	01/15/22	350,000	360,500
MGM Resorts International	6.625%	12/15/21	520,000	583,700
NCL Corporation Ltd., 144A	4.750%	12/15/21	600,000	621,750
Rivers Pittsburgh, L.P., 144A	6.125%	08/15/21	650,000	656,500
Viking Cruises Ltd., 144A	8.500%	10/15/22	700,000	732,375
				8,170,672
Consumer Staples — 2.5%
Simmons Foods, Inc., 144A	7.875%	10/01/21	600,000	636,750
Wells Enterprises, Inc., 144A	6.750%	02/01/20	467,000	482,178
				1,118,928
Energy — 11.7%
American Midstream Partners, L.P., 144A	8.500%	12/15/21	600,000	597,000
Enviva Partners, L.P.	8.500%	11/02/21	600,000	642,000
Genesis Energy, L.P.	6.750%	08/01/22	615,000	622,687
Natural Resource Partners, L.P.	10.500%	03/15/22	605,000	642,813
Peabody Securities Finance Corporation, 144A	6.000%	03/31/22	575,000	589,375
Rose Rock Midstream, L.P.	5.625%	07/15/22	305,000	299,663
Shelf Drilling Holdings Ltd., 144A	9.500%	11/02/20	600,000	582,000
SM Energy Company	6.500%	11/15/21	600,000	579,750
Ultra Resources, Inc., 144A	6.875%	04/15/22	700,000	688,625
				5,243,913
Financials — 16.0%
Ally Financial, Inc.	4.625%	05/19/22	600,000	624,000
Credit Acceptance Corporation	6.125%	02/15/21	650,000	662,155
CURO Financial Technologies Corporation, 144A	12.000%	03/01/22	615,000	658,050
Drawbridge Special Opportunities Fund, L.P., 144A	5.000%	08/01/21	500,000	509,564

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments (Continued)
CORPORATE BONDS — 96.3% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 16.0% (Continued)
Fly Leasing Ltd.	6.375%	10/15/21	$550,000	$576,125
Hub International Ltd., 144A	7.875%	10/01/21	635,000	660,210
Icahn Enterprises, L.P.	6.250%	02/01/22	600,000	618,750
Jefferies Finance, LLC	6.875%	04/15/22	605,000	605,000
Ladder Capital Finance Holdings, LLLP, 144A	5.875%	08/01/21	610,000	620,675
NewStar Financial, Inc.	7.250%	05/01/20	700,000	718,375
Park Aerospace Holdings Ltd., 144A	5.250%	08/15/22	600,000	625,500
Stearns Holdings, LLC, 144A	9.375%	08/15/20	275,000	287,375
				7,165,779
Health Care — 11.9%
Community Health Systems, Inc.	7.125%	07/15/20	650,000	611,406
Extraction Oil & Gas Holdings, LLC, 144A	7.875%	07/15/21	600,000	619,500
Halyard Health, Inc.	6.250%	10/15/22	383,000	398,799
HCA, Inc.	6.250%	02/15/21	600,000	648,000
Kindred Healthcare, Inc.	6.375%	04/15/22	600,000	546,000
Kinetic Concepts, Inc., 144A	12.500%	11/01/21	605,000	674,575
Mallinckrodt Finance S.B., 144A	5.750%	08/01/22	625,000	615,625
Select Medical Corporation	6.375%	06/01/21	550,000	567,028
Tenet Healthcare Corporation, 144A	8.125%	04/01/22	625,000	656,250
				5,337,183
Industrials — 10.4%
Air Canada Pass-Through Certificates, 144A, Series 2015-1C	5.000%	09/15/20	550,000	559,625
CBC Ammo, LLC/CBC FinCo, Inc., 144A	7.250%	11/15/21	650,000	656,500
Fiat Chrysler Automobiles N.V.	4.500%	04/15/20	600,000	625,200
GFL Environmental, Inc., 144A	5.625%	05/01/22	615,000	636,525
Shape Technologies Group, 144A	7.625%	02/01/20	550,000	567,875
Techniplas, LLC, 144A	10.000%	05/01/20	550,000	434,500
XPO Logistics, Inc., 144A	6.500%	06/15/22	525,000	552,352
Zachry Holdings, Inc., 144A	7.500%	02/01/20	610,000	628,300
				4,660,877

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments (Continued)
CORPORATE BONDS — 96.3% (Continued)	Coupon	Maturity	Par Value	Value
Information Technology — 3.6%
BCP Singapore VI Cayman Financing Company, 144A	8.000%	04/15/21	$400,000	$396,000
Dell, Inc., 144A	5.875%	06/15/21	550,000	576,648
Everi Payments, Inc.	10.000%	01/15/22	600,000	654,000
				1,626,648
Materials — 9.8%
Ardagh Packaging Finance plc, 144A (a)	4.250%	09/15/22	600,000	615,000
Consolidated Energy Ltd., 144A (3MO LIBOR + 375) (b)	4.991%	06/15/22	750,000	750,003
FBM Finance, Inc., 144A	8.250%	08/15/21	650,000	693,875
First Quantum Minerals Ltd., 144A	7.250%	05/15/22	550,000	565,125
Mercer International, Inc.	7.750%	12/01/22	550,000	585,750
Petra Diamonds Ltd., 144A	7.250%	05/01/22	610,000	632,875
Tecnoglass, Inc., 144A	8.200%	01/31/22	565,000	581,950
				4,424,578
Telecommunication Services — 12.2%
Cablevision Systems Corporation	5.875%	09/15/22	600,000	627,000
Cequel Communications Holdings I, LLC, 144A	5.125%	12/15/21	600,000	610,500
Clear Channel International BV, 144A	8.750%	12/15/20	600,000	627,000
Digicel Group Ltd., 144A	8.250%	09/30/20	600,000	576,750
Frontier Communications Corporation	8.750%	04/15/22	600,000	508,500
Hughes Satellite Systems Corporation	7.625%	06/15/21	500,000	569,375
Radio One, Inc., 144A	7.375%	04/15/22	700,000	709,625
Sirius XM Radio, Inc., 144A	3.875%	08/01/22	625,000	635,938
Tribune Media Company	5.875%	07/15/22	600,000	622,500
				5,487,188

Total Corporate Bonds (Cost $42,475,883)				$43,235,766

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments (Continued)
MONEY MARKET FUNDS — 4.5%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.90% (c) (Cost $2,012,946)	2,012,946	$2,012,946

Total Investments at Value — 100.8% (Cost $44,488,829)		$45,248,712

Liabilities in Excess of Other Assets — (0.8%)		(351,354)

Net Assets — 100.0%		$44,897,358

144A - This security was purchased in a transaction exempt from registration under the Securities Act of 1933 in compliance with Rule 144A.This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $24,844,488 at August 31, 2017, representing 55.3% of net assets.

(a)	Payment-in-kind bond.
(b)
Variable rate security. The rate shown is the effective interest rate as of August 31, 2017.The benchmark on which the rate is calculated is shown parenthetically; otherwise, the rate fluctuations may be based on index changes, prepayment of underlying positions and/or other variables.

(c)	The rate shown is the 7-day effective yield as of August 31, 2017.

LIBOR - London interbank offered rate

See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST Statements of Assets and Liabilities August 31, 2017
	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
ASSETS
Investments in securities:
At amortized cost	$62,325,255	$127,545,396	$44,488,829
At value (Note 2)	$63,449,112	$128,004,733	$45,248,712
Dividends and interest receivable	379,238	868,901	813,353
Receivable for investment securities sold	800,079	1,105,296	617,677
Receivable for capital shares sold	33,000	—	—
Other assets	4,181	6,626	3,858
TOTAL ASSETS	64,665,610	129,985,556	46,683,600

LIABILITIES
Dividends payable	61,261	81,267	78,992
Payable for investmentsecurities purchased	1,767,537	2,131,934	1,669,370
Payable for capital shares redeemed	270	48,311	1,710
Payable to Adviser (Note 4)	6,455	29,891	13,778
Payable to administrator (Note 4)	9,290	15,380	7,365
Other accrued expenses	20,477	25,712	15,027
TOTAL LIABILITIES	1,865,290	2,332,495	1,786,242

NET ASSETS	$62,800,320	$127,653,061	$44,897,358

Net assets consist of:
Paid-in capital	$61,544,647	$127,930,498	$43,834,829
Undistributed net investment income	9,697	18,806	11,344
Accumulated net realized gains (losses)from investments	122,119	(755,580)	291,302
Net unrealized appreciation on investments	1,123,857	459,337	759,883
NET ASSETS	$62,800,320	$127,653,061	$44,897,358

PRICING OF INSTITUTIONAL SHARES (NOTE 1)
Net assets applicable to Institutional Shares	$62,800,320	$127,653,061	$44,897,358
Shares of Institutional Shares outstanding (unlimited number of shares authorized, no par value)	6,339,506	12,807,491	4,365,777
Net asset value, offering and redemption price per share (Note 2)	$9.91	$9.97	$10.28

See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST Statements of Operations For the Year Ended August 31, 2017
	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
INVESTMENT INCOME
Interest	$1,984,972	$3,071,848	$2,768,830
Dividends	13,814	23,258	8,583
TOTAL INCOME	1,998,786	3,095,106	2,777,413

EXPENSES
Investment advisory fees (Note 4)	318,871	446,612	313,448
Administration fees (Note 4)	63,824	127,738	41,833
Pricing costs	45,124	61,989	16,332
Professional fees	39,285	39,285	39,285
Fund accounting fees (Note 4)	36,378	42,773	30,938
Registration and filing fees	20,740	30,297	24,463
Custodian and bank service fees	22,291	34,705	11,783
Compliance service fees (Note 4)	20,000	20,000	20,000
Trustees’ fees and expenses (Note 4)	18,141	18,141	18,141
Transfer agent fees (Note 4)	12,000	13,500	15,000
Reports to shareholders	2,777	3,117	2,566
Postage and supplies	2,646	2,802	2,427
Insurance expense	1,482	1,909	1,312
Other expenses	3,260	4,409	3,458
TOTAL EXPENSES	606,819	847,277	540,986
Less fee reductions by the Adviser (Note 4)	(224,175)	(81,656)	(143,951)
NET EXPENSES	382,644	765,621	397,035

NET INVESTMENT INCOME	1,616,142	2,329,485	2,380,378

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investments	296,998	164,405	936,330
Net change in unrealized appreciation (depreciation) on investments	(368,822)	116,577	124,812

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(71,824)	280,982	1,061,142

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,544,318	$2,610,467	$3,441,520

See accompanying notes to financial statements.

FIRST WESTERN FIXED INCOME FUND Statements of Changes in Net Assets
	Year Ended August 31, 2017	Year Ended August 31, 2016
FROM OPERATIONS
Net investment income	$1,616,142	$1,689,741
Net realized gains from investments	296,998	335,012
Net change in unrealized appreciation (depreciation) on investments	(368,822)	1,371,140
Net increase in net assets from operations	1,544,318	3,395,893

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income, Institutional Shares	(1,802,026)	(1,844,231)
From net realized gains on investments,Institutional Shares	(159,909)	(174,607)
Decrease in net assets from distributions to shareholders	(1,961,935)	(2,018,838)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	12,892,841	16,177,068
Reinvestments of distributions to shareholders	1,230,792	1,266,584
Payments for shares redeemed	(17,774,260)	(16,123,374)
Net increase (decrease) in net assets from capital share transactions	(3,650,627)	1,320,278

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,068,244)	2,697,333

NET ASSETS
Beginning of year	66,868,564	64,171,231
End of year	$62,800,320	$66,868,564

UNDISTRIBUTED NET INVESTMENT INCOME	$9,697	$20,686

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	1,317,069	1,649,581
Shares issued in reinvestment of distributions to shareholders	125,500	129,079
Shares redeemed	(1,812,819)	(1,641,219)
Net increase (decrease) in shares outstanding	(370,250)	137,441
Shares outstanding, beginning of year	6,709,756	6,572,315
Shares outstanding, end of year	6,339,506	6,709,756

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND Statements of Changes in Net Assets
	Year Ended August 31, 2017	Year Ended August 31, 2016
FROM OPERATIONS
Net investment income	$2,329,485	$1,959,247
Net realized gains from investments	164,405	177,854
Net change in unrealized appreciation (depreciation) on investments	116,577	427,881
Net increase in net assets from operations	2,610,467	2,564,982

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income, Institutional Shares	(2,957,592)	(2,276,757)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	74,776,197	101,164,897
Reinvestments of distributions to shareholders	2,150,985	1,661,991
Payments for shares redeemed	(88,674,857)	(38,365,978)
Net increase (decrease) in net assets from capital share transactions	(11,747,675)	64,460,910

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,094,800)	64,749,135

NET ASSETS
Beginning of year	139,747,861	74,998,726
End of year	$127,653,061	$139,747,861

UNDISTRIBUTED NET INVESTMENT INCOME	$18,806	$9,474

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	7,507,593	10,150,304
Shares issued in reinvestment of distributions to shareholders	216,106	166,757
Shares redeemed	(8,900,648)	(3,847,495)
Net increase (decrease) in shares outstanding	(1,176,949)	6,469,566
Shares outstanding, beginning of year	13,984,440	7,514,874
Shares outstanding, end of year	12,807,491	13,984,440

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Statements of Changes in Net Assets
	Year Ended August 31, 2017	Period Ended August 31, 2016(a)
FROM OPERATIONS
Net investment income	$2,380,378	$2,060,132
Net realized gains (losses) from investments	936,330	(632,561)
Net change in unrealized appreciation (depreciation) on investments	124,812	635,071
Net increase in net assets from operations	3,441,520	2,062,642

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income, Institutional Shares	(2,388,642)	(2,041,036)
From net realized gains on investments, Institutional Shares	—	(11,955)
Decrease in net assets from distributions to shareholders	(2,388,642)	(2,052,991)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	13,402,244	56,011,926
Reinvestments of distributions to shareholders	1,523,074	1,286,937
Payments for shares redeemed	(13,615,688)	(14,773,664)
Net increase in net assets from capital share transactions	1,309,630	42,525,199

TOTAL INCREASE IN NET ASSETS	2,362,508	42,534,850

NET ASSETS
Beginning of period	42,534,850	—
End of period	$44,897,358	$42,534,850

UNDISTRIBUTED NET INVESTMENT INCOME	$11,344	$19,608

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	1,308,312	5,636,358
Shares issued in reinvestment of distributions to shareholders	149,245	133,112
Shares redeemed	(1,336,424)	(1,524,826)
Net increase in shares outstanding	121,133	4,244,644
Shares outstanding, beginning of period	4,244,644	—
Shares outstanding, end of period	4,365,777	4,244,644

(a)	Represents the period from the commencement of operations (October 1, 2015) through August 31, 2016.

See accompanying notes to financial statements.

FIRST WESTERN FIXED INCOME FUND INSTITUTIONAL SHARES Financial Highlights
Per share data for a share outstanding throughout each period:
	Year Ended Aug. 31, 2017		Year Ended Aug. 31, 2016	Year Ended Aug. 31, 2015	Year Ended Aug. 31, 2014	Period Ended Aug. 31, 2013(a)
Net asset value at beginning of period	$9.97		$9.76	$9.93	$9.66	$10.00

Income (loss) from investment operations:
Net investment income	0.25		0.25	0.24	0.23	0.17
Net realized and unrealized gains (losses) on investments	(0.00	)(b)	0.25	(0.07)	0.39	(0.28)
Total from investment operations	0.25		0.50	0.17	0.62	(0.11)

Less distributions:
From net investment income	(0.28)		(0.27)	(0.27)	(0.26)	(0.23)
From net realized gains on investments	(0.03)		(0.02)	(0.07)	(0.09)	—
Total distributions	(0.31)		(0.29)	(0.34)	(0.35)	(0.23)

Net asset value at end of period	$9.91		$9.97	$9.76	$9.93	$9.66

Total return (c)	2.51%		5.25%	1.74%	6.58%	(1.08	%)(d)

Net assets at end of period (000’s)	$62,800		$66,869	$64,171	$64,565	$58,309

Ratio of total expenses to average net assets (e)	0.95%		0.93%	0.92%	0.95%	1.07	%(f)

Ratio of net expenses to average net assets	0.60%		0.60%	0.60%	0.60%	0.60	%(f)

Ratio of net investment income to average net assets	2.53%		2.51%	2.40%	2.30%	1.86	%(f)

Portfolio turnover rate	37%		38%	129%	421%	340	%(d)

(a)	Represents the period from the commencement of operations (November 1, 2012) through August 31, 2013.
(b)	Rounds to less than 0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees, the total returns would have been lower.

(d)	Not annualized.
(e)	Ratios were determined based on expenses prior to any fee reductions by the Adviser (Note 4).
(f)	Annualized.

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND INSTITUTIONAL SHARES Financial Highlights
Per share data for a share outstanding throughout each period:
	Year Ended Aug. 31, 2017	Year Ended Aug. 31, 2016	Year Ended Aug. 31, 2015	Year Ended Aug. 31, 2014	Period Ended Aug. 31, 2013(a)
Net asset value at beginning of period	$9.99	$9.98	$10.07	$9.89	$10.00

Income (loss) from investment operations:
Net investment income	0.18	0.20	0.19	0.18	0.05
Net realized and unrealized gains (losses) on investments	0.03	0.03	(0.06)	0.19	(0.11)
Total from investment operations	0.21	0.23	0.13	0.37	(0.06)

Less distributions:
From net investment income	(0.23)	(0.22)	(0.21)	(0.19)	(0.05)
From net realized gains on investments	—	—	(0.01)	—	—
Total distributions	(0.23)	(0.22)	(0.22)	(0.19)	(0.05)

Net asset value at end of period	$9.97	$9.99	$9.98	$10.07	$9.89

Total return (b)	2.15%	2.35%	1.39%	3.77%	(0.58	%)(c)

Net assets at end of period (000’s)	$127,653	$139,748	$74,999	$63,322	$23,699

Ratio of total expenses to average net assets (d)	0.66%	0.71%	0.75%	0.89%	1.26	%(e)

Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60	%(e)

Ratio of net investment income to average net assets	1.82%	1.96%	1.89%	1.81%	1.64	%(e)

Portfolio turnover rate	55%	45%	63%	61%	19	%(c)

(a)	Represents the period from the commencement of operations (April 26, 2013) through August 31, 2013.
(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees and/or reimbursed expenses, the total returns would have been lower.

(c)	Not annualized.
(d)	Ratios were determined based on expenses prior to any fee reductions and/or expense reimbursements by the Adviser (Note 4).
(e)	Annualized.

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND INSTITUTIONAL SHARES Financial Highlights
Per share data for a share outstanding throughout each period:
	Year Ended Aug. 31, 2017	Period Ended Aug. 31, 2016(a)
Net asset value at beginning of period	$10.02	$10.00

Income from investment operations:
Net investment income	0.58	0.49
Net realized and unrealized gains on investments	0.26	0.02
Total from investment operations	0.84	0.51

Less distributions:
From net investment income	(0.58)	(0.49)
From net realized gains on investments	—	(0.00	)(b)
Total distributions	(0.58)	(0.49)

Net asset value at end of period	$10.28	$10.02

Total return (c)	8.63%	5.40	%(d)

Net assets at end of period (000’s)	$44,897	$42,535

Ratio of total expenses to average net assets (e)	1.29%	1.23	%(f)

Ratio of net expenses to average net assets	0.95%	0.95	%(f)

Ratio of net investment income to average net assets	5.69%	5.94	%(f)

Portfolio turnover rate	108%	103	%(d)

(a)	Represents the period from the commencement of operations (October 1, 2015) through August 31, 2016.
(b)	Rounds to less than 0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees, the total returns would have been lower.

(d)	Not annualized.
(e)	Ratios were determined based on expenses prior to any fee reductions by the Adviser (Note 4).
(f)	Annualized.

See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements
August 31, 2017

1. Organization

First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a diversified series of The First Western Funds Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated April 2, 2012. First Western Fixed Income Fund commenced operations on November 1, 2012. First Western Short Duration Bond Fund commenced operations on April 26, 2013. First Western Short Duration High Yield Credit Fund commenced operations on October 1, 2015.

The investment objective of First Western Fixed Income Fund is total return. The investment objective of First Western Short Duration Bond Fund is to seek a high level of income consistent with preservation of capital and liquidity. The investment objective of First Western Short Duration High Yield Credit Fund is to seek a high level of income and capital appreciation.

Each Fund has registered two classes of shares, Institutional shares and Retail shares. As of the date of this report, Retail shares of each Fund are not currently offered. When both classes of each Fund are offered, each share class will represent an ownership interest in the corresponding Fund’s investment portfolio.

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The Funds have adopted these amendments, which were effective August 1, 2017, with these financial statements.

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by First Western Capital Management Company (the “Adviser”) under the general supervision of the Board.

In the event that market prices are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value using procedures approved by the Board. Investments in registered investment companies are reported at their respective net asset values (“NAVs”) as reported by those companies.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are classified as Level 2 since values are typically provided by an independent pricing service that utilizes various “other significant observable inputs,” including benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data and industry and market events. The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is based on the lowest level input that is significant to the fair value measurement.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2017:

First Western Fixed Income Fund

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$5,254,483	$—	$5,254,483
U.S. Government Agency Obligations	—	2,409,240	—	2,409,240
Mortgage-Backed Securities	—	23,177,495	—	23,177,495
Municipal Bonds	—	1,637,208	—	1,637,208
Asset-Backed Securities	—	1,465,103	—	1,465,103
Corporate Bonds	—	27,195,877	—	27,195,877
Money Market Funds	2,309,706	—	—	2,309,706
Total	$2,309,706	$61,139,406	$—	$63,449,112

First Western Short Duration Bond Fund

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$2,501,035	$—	$2,501,035
Mortgage-Backed Securities	—	55,552,696	—	55,552,696
Municipal Bonds	—	4,597,549	—	4,597,549
Asset-Backed Securities	—	956,804	—	956,804
Corporate Bonds	—	60,574,869	—	60,574,869
Money Market Funds	3,821,780	—	—	3,821,780
Total	$3,821,780	$124,182,953	$—	$128,004,733

First Western Short Duration High Yield Credit Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$43,235,766	$—	$43,235,766
Money Market Funds	2,012,946	—	—	2,012,946
Total	$2,012,946	$43,235,766	$—	$45,248,712

As of August 31, 2017, the Funds did not have any transfers into or out of any Level. In addition, the Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of August 31, 2017. It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Common expenses – Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the periods ended August 31, 2017 and2016 was as follows:

Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
First Western Fixed Income Fund:
August 31, 2017	$1,911,832	$50,103	$1,961,935
August 31, 2016	$1,955,216	$63,622	$2,018,838

First Western Short Duration Bond Fund:
August 31, 2017	$2,957,592	$—	$2,957,592
August 31, 2016	$2,276,757	$—	$2,276,757

First Western Short Duration High Yield Credit Fund:
August 31, 2017	$2,388,642	$—	$2,388,642
August 31, 2016	$2,052,991	$—	$2,052,991

On September 29, 2017, First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund paid net investment income dividends of $0.0236, $0.0190 and $0.0438 per share, respectively, to shareholders of record on September 28, 2017.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2017:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
Tax cost of portfolio investments	$62,325,255	$127,546,658	$44,488,829
Gross unrealized appreciation	$1,254,097	$702,305	$1,027,397
Gross unrealized depreciation	(130,240)	(244,230)	(267,514)
Net unrealized appreciation on investments	1,123,857	458,075	759,883
Undistributed ordinary income	184,515	100,073	230,118
Undistributed long-term capital gains	8,562	—	151,520
Accumulated capital and other losses	—	(754,318)	—
Distributions payable	(61,261)	(81,267)	(78,992)
Accumulated earnings (deficit)	$1,255,673	$(277,437)	$1,062,529

The difference in undistributed ordinary income for tax and financial statement purposes and the difference in undistributed net realized capital gains for tax and financial statement purposes are due to the differing tax treatments of net short-term capital gains and the timing of tax deductions for distributions payable as of August 31, 2017. The difference between the federal income tax cost of portfolio investments and the financial statement cost for First Western Short Duration Bond

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. This “book/tax” difference is temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of August 31, 2017, First Western Short Duration Bond Fund has capital loss carryforwards for federal income tax purposes of $754,318, of which $372,271 is short-term and $382,047 is long-term. These capital loss carryforwards may be carried forward indefinitely and are available to offset net realized capital gains in future years, thereby reducing future taxable capital gain distributions.

For the year ended August 31, 2017, First Western Fixed Income Fund and First Western Short Duration Bond Fund reclassified $174,895 and $637,439, respectively, of undistributed net investment income against accumulated net realized gains (losses) from investments on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. These differences are due to the tax treatment of paydown adjustments and over-distribution adjustments. Such reclassifications had no effect on each Fund’s net assets or NAV per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on Federal income tax returns for all open tax years (tax years ended August 31, 2013 through August 31, 2016, if applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next year. Each Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended August 31, 2017, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, were as follows:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
Purchases of investment securities	$19,256,323	$63,203,011	$44,233,215
Proceeds from sales and maturities of investment securities	$23,513,430	$74,753,114	$43,089,141

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

During the year ended August 31, 2017, cost of purchases and proceeds from sales and maturities of U.S. government long-term securities were as follows:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
Purchases of U.S. government long-term securities	$3,086,002	$4,503,711	$—
Proceeds from sales and maturities of U.S. government long-term securities	$1,583,837	$2,000,000	$—

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
Under the terms of an Investment Advisory Agreement between the Trust and the Adviser, First Western Fixed Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.50% of its average daily net assets. Under the terms of a separate Investment Advisory Agreement between the Trust and the Adviser, First Western Short Duration Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.35% of its average daily net assets. Under the terms of a separate Investment Advisory Agreement between the Trust and the Adviser, First Western Short Duration High Yield Credit Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

The Adviser has contractually agreed until January 1, 2019 to reduce its investment advisory fees and to pay other operating expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to 0.60% of the average daily net assets allocable to Institutional Shares of each of First Western Fixed Income Fund and First Western Short Duration Bond Fund and to 0.95% of the average daily net assets allocable to Institutional Shares of First Western Short Duration High Yield Credit Fund. During the year ended August 31, 2017, the Adviser reduced its advisory fees by $224,175, $81,656 and $143,951 with respect to First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund, respectively.

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause a Fund’s ordinary

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to exceed the agreed upon expense limitations. As of August 31, 2017, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $664,318, $297,321 and $243,242 with respect to First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund, respectively. The Adviser may recover these amounts no later than the dates stated below:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
August 31, 2018	$216,907	$105,732	$—
August 31, 2019	223,236	109,933	99,291
August 31, 2020	224,175	81,656	143,951
	$664,318	$297,321	$243,242

Certain officers and a Trustee of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Pursuant to the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (“UFD”) serves as principal underwriter and exclusive agent for the distribution of shares of the Funds. UFD is a wholly-owned subsidiary of Ultimus. UFD is compensated by the Adviser (not the Funds) for its services to the Trust.

Certain officers of the Trust are also officers of Ultimus or UFD.

TRUSTEES’ COMPENSATION
Effective January 1, 2017, each Fund pays each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) $10,000 annually, plus reimbursement of travel and other expenses incurred in attending meetings. Prior to January 1, 2017, each Fund paid each Independent Trustee $5,000 annually, plus reimbursement of travel and other expenses incurred in attending meetings. Trustees who are affiliated with the Adviser do not receive compensation from the Funds.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

PRINCIPAL HOLDERS OF FUND SHARES
As of August 31, 2017, the following shareholders owned of record 5% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNER	% Ownership
First Western Fixed Income Fund
Mitra & Company (for the benefit of its customers)	58%
Maril & Company (for the beneift of its customers)	38%

First Western Short Duration Bond Fund
Mitra & Company (for the benefit of its customers)	64%
Maril & Company (for the beneift of its customers)	29%

First Western Short Duration High Yield Credit Fund
NFS, LLC (for the benefit of its customers)	97%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person.That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Bank Line of Credit

First Western Fixed Income Fund and First Western Short Duration Bond Fund each have an uncommitted $3,500,000 senior secured line of credit with its custodian bank which expires on December 13, 2017.First Western Short Duration High Yield Credit Fund has an uncommitted $2,000,000 senior secured line of credit with its custodian bank which expires on December 13, 2017.All securities held in each Fund are pledged as collateral for their respective line of credit.Borrowings under these arrangements bear interest at a rate per annum equal to the bank’s Prime Rate at the time of borrowing.During the year ended August 31, 2017, none of the Funds borrowed under their respective line of credit.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

7. Risks Associated with Mortgage-Backed Securities

First Western Fixed Income Fund and First Western Short Duration Bond Fund have each adopted a fundamental policy to concentrate its investments in mortgage-backed securities. This means each Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. The Funds’ investments in mortgage-backed securities are subject to prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Funds to reinvest their assets at a lower prevailing interest rate. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Funds’ investments in collateralized mortgage obligations are subject to default risk, prepayment and extension risk and market risk when interest rates rise. As a result of each Fund’s policy to concentrate in mortgage-backed securities, the Funds will be subject to the risks associated with these securities to a greater degree than a fund that does not concentrate in mortgage-backed securities. As of August 31, 2017, First Western Fixed Income Fund and First Western Short Duration Bond Fund had 36.9% and 43.5%, respectively, of the value of their net assets invested in mortgage-backed securities.

8. Risks Associated with Lower Rated Debt Securities

First Western Short Duration High Yield Credit Fund invests primarily in lower-rated debt securities (commonly called “junk” bonds). These securities are often considered to be speculative and involve greater risk of default or price changes than higher-rated securities due to changes in the issuer’s creditworthiness. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased defaults by the issuers of such securities. Securities rated below Baa by Moody’s Investors Service, Inc. or BBB by Standards & Poor’s or Fitch Ratings are generally considered to be “junk” bonds.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

9. Risks Associated with Rule 144A Securities

Rule 144A securities are restricted securities that are exempt from registration under the Securities Act of 1933, as amended and the rules thereunder, and may have legal restrictions on resale. Under Rule 144A, these privately placed securities may be resold to qualified institutional buyers (“QIBs”), subject to certain conditions. An insufficient number of QIBs interested in purchasing Rule 144A securities at a particular time could adversely affect the marketability of the securities and a Fund might be unable to dispose of the securities promptly or at a reasonable price. As of August 31, 2017, First Western Short Duration High Yield Credit Fund had 55.3% of the value of its net assets invested in Rule 144A securities.

10. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the payment of net investment income dividends on September 29, 2017, as noted in Note 2.

FIRST WESTERN FUNDS TRUST
Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Western Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of First Western Funds Trust, comprising First Western Fixed Income Fund, First Western Short Duration Bond Fund, and First Western Short Duration High Yield Credit Fund (the “Funds”) as of August 31, 2017, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The Funds’ financial statements and financial highlights for the years ended prior to August 31, 2017, were audited by other auditors, whose report dated October 28, 2016, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting First Western Funds Trust as of August 31, 2017, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio
October 26, 2017

FIRST WESTERN FUNDS TRUST
About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2017) and held until the end of the period (August 31, 2017).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

FIRST WESTERN FUNDS TRUST
About Your Funds’ Expenses (Unaudited) (Continued)

	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
First Western Fixed Income Fund
Based on Actual Fund Return	$1,000.00	$1,028.90	0.60%	$3.07
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.18	0.60%	$3.06

First Western Short Duration Bond Fund
Based on Actual Fund Return	$1,000.00	$1,013.80	0.60%	$3.05
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.18	0.60%	$3.06

First Western Fixed Short Duration High Yield Credit Fund
Based on Actual Fund Return	$1,000.00	$1,028.70	0.95%	$4.86
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Annualized, based on the Fund's most recent one-half year expenses.
(b)	Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST WESTERN FUNDS TRUST
Change in Independent Auditor

On July 24, 2017, Cohen & Company, Ltd. (“Cohen”) was selected as the Funds’ new independent auditor, replacing BBD, LLP (“BBD”) as independent auditor of the Funds. The Funds’ selection of Cohen as independent auditor was recommended and approved by the Trust’s Audit Committee and was ratified by the Trust’s Board of Trustees.

BBD’s reports on the Funds’ financial statements for the prior two fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of BBD’s replacement, there were no disagreements between the Trust and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. As of July 24, 2017, Cohen was not contacted during the prior two fiscal years regarding the application of accounting principles to any particular financial matter.

FIRST WESTERN FUNDS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-292-6775. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FIRST WESTERN FUNDS TRUST
Trustees and Officers of the Trust
(Unaudited)

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five years are as follows:

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Debbie Silversmith* 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1953	Since May 2015	President and Trustee	Chief Investment Officer of First Western Trust Bank since 2014. She was a Managing Director of First Western Trust Bank from 2005 until 2014.	3
Independent Trustees:
Debra L. McGinty-Poteet 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1956	Since May 2015	Trustee	Member of the Board of Trustees and chair of the audit committee of the Series Portfolio Trust, a registered open-end management investment company, from 2015 to present. Currently serves on the Board for a number of non-profit organizations.	3
E. Keith Wirtz 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1960	Since October 2016	Trustee	Principal of Walrus Partners, LLC, a registered investment adviser since November 2013. Currently serves on the Board or Committee for a number of non-profit organizations.	3

*
Debbie Silversmith, as an affiliated person of First Western Capital Management Company, the Funds’ investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) under the Investment Company Act of 1940.

FIRST WESTERN FUNDS TRUST
Trustees and Officers of the Trust
(Unaudited) (Continued)

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1957	Since August 2012	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Martin R. Dean 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1963	Since April 2016	Chief Compliance Officer
Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to present); Chief Compliance Officer, Cross Shore Discovery Fund (2016 to present) and FSI Low Beta Absolute Return Fund (2016 to present); Assistant Chief Compliance Officer, Ultimus Managers Trust (2016 to present) and Unified Series Trust (2016 to present); Anti-Money Laundering Officer and Chief Compliance Officer, Mutual Fund and Variable Insurance Trust (formerly, The Huntington Funds) (2013 to 2016) and Strategy Shares (formerly, Huntington Strategy Shares) (2013 to 2016); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013 to 2015); Director of Fund Accounting and Fund Administration Product at Citi Fund Services (2008 to 2013).

Lené Simnioniew 1900 16th Street, Suite 1200 Denver, CO 80202 Year of birth: 1962	Since August 2012	Secretary	Corporate Secretary & Legal Administrator - First Western Financial, Inc. since 2009.
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1969	Since August 2012	Treasurer	Vice President, Director of Financial Administration of Ultimus Fund Solutions, LLC since 2000.

Additional Information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll-free 1-800-292-6775.

FIRST WESTERN FUNDS TRUST
Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees of the Trust, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) with the Adviser for First Western Fixed Income Fund (the “Fixed Income Fund”), First Western Short Duration Bond Fund (the “Short Duration Bond Fund”) and First Western Short Duration High Yield Credit Fund (the “High Yield Credit Fund,” together with the Fixed Income Fund and the Short Duration Bond Fund, the “Funds”). These approvals took place at a Board meeting held on July 24, 2017, at which all of the Independent Trustees were present in person.

In the course of their consideration of the Advisory Agreements, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approval of the continuance of the Advisory Agreements on behalf of the Funds. The Independent Trustees received and reviewed a variety of information related to the Funds and the Adviser that had been provided by the Adviser in response to requests of independent legal counsel on behalf of the Independent Trustees.

In considering the Advisory Agreements and reaching their conclusions with respect to the continuance of the Advisory Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

(i)
The nature, extent, and quality of the services provided by the Adviser. In this regard, the Independent Trustees reviewed the services being provided to the Fixed Income Fund, the Short Duration Bond Fund and the High Yield Credit Fund by the Adviser. They discussed the responsibilities of the Adviser under the Advisory Agreements and the Adviser’s compensation under the Advisory Agreements. The Independent Trustees reviewed the background and experience of the Adviser’s key investment and operating personnel. They noted that the Adviser continues to provide experienced professionals to manage the investments of the Funds. The Independent Trustees considered the compliance policies and procedures of the Adviser and discussed the Adviser’s continuing efforts to strengthen its operations and compliance resources. The Independent Trustees noted their ongoing review of the Adviser’s efforts to strengthen its compliance team. After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services provided by the Adviser to each Fund were satisfactory.

(ii)
The investment performance of the Funds and Adviser. In this regard, the Independent Trustees compared the performance of the Fixed Income Fund with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s primary benchmark, over various periods ended June 30, 2017. It

FIRST WESTERN FUNDS TRUST
Approval of Investment Advisory Agreement (Unaudited) (Continued)

was noted by the Independent Trustees that the Fixed Income Fund (net of fees) outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the one year, three year and since inception periods ended June 30, 2017. The Independent Trustees were provided with comparative performance statistics of the universe of funds categorized by Morningstar as “intermediate-term bond” funds, which is the category to which the Fixed Income Fund has been assigned. The Independent Trustees noted that for the one year period ended June 30, 2017 the Fixed Income Fund’s total return (net of fees) of 2.64% exceeded the 0.08% total return for the average fund in the Morningstar intermediate-term bond category. The Independent Trustees also considered the consistency of the Adviser’s management of the Fixed Income Fund with the Fund’s investment objective and policies. After discussion, the Independent Trustees concluded that the investment performance of the Fixed Income Fund has been satisfactory.

The Independent Trustees next reviewed the performance of the Short Duration Bond Fund, which was compared to the performance of the BofA Merrill Lynch U.S. Corp./Gov’t 1-3 Years Bond Index, the Fund’s primary benchmark, over various periods ended June 30, 2017. It was noted by the Independent Trustees that the Short Duration Bond Fund (net of fees) outperformed the BofA Merrill Lynch U.S. Corp./Gov’t 1-3 Years Bond Index over the one year, three year and since inception periods ended June 30, 2017. The Independent Trustees were also provided with comparative performance statistics of the universe of funds categorized by Morningstar as “short term bond” funds, which is the category to which the Short Duration Bond Fund has been assigned. The Independent Trustees noted that for the one year period ended June 30, 2017, the Short Duration Bond Fund’s total return (net of fees) of 1.46% was higher than the 0.28% total return for the average fund in the Morningstar short term bond fund category. The Independent Trustees also considered the consistency of the Adviser’s management of the Short Duration Bond Fund with the Fund’s investment objective and policies. After discussion, the Independent Trustees concluded that the investment performance of the Short Duration Bond Fund has been satisfactory.

The Independent Trustees next reviewed the performance of the High Yield Credit Fund, which was compared to the performance of the BofA Merrill Lynch 1-5 Year Cash Pay High Yield Constrained Index, the Fund’s primary benchmark, over various periods ended June 30, 2017. It was noted by the Independent Trustees that the High Yield Credit Fund (net of fees) outperformed the BofA Merrill Lynch 1-5 Year Cash Pay High Yield Constrained Index over the one year and since inception periods ended June 30, 2017. The Independent Trustees were also provided with comparative performance statistics of the

FIRST WESTERN FUNDS TRUST
Approval of Investment Advisory Agreement (Unaudited) (Continued)

universe of funds categorized by Morningstar as “high yield bond” funds, which is the category to which the High Yield Fund has been assigned. The Independent Trustees noted that for the one year period ended June 30, 2017, the High Yield Fund’s total return (net of fees) of 4.64% was higher than the 0.55% total return for the average fund in the Morningstar high yield bond fund category. The Independent Trustees also considered the consistency of the Adviser’s management of the High Yield Fund with the Fund’s investment objective and policies. After discussion, the Independent Trustees concluded that the investment performance of the High Yield Fund has been satisfactory.

(iii)
The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds. In this regard, the Independent Trustees considered the Adviser’s staffing, personnel and operations; the financial condition of the Adviser’s parent company and the level of commitment to the Funds by the principals of the Adviser and parent company; the asset levels of each Fund; the overall expenses of each Fund; and the sales and distribution plans for each Fund. The Independent Trustees reviewed the rate of the advisory fees paid by the Funds under the Advisory Agreements and compared them to average advisory fee ratios of similar mutual funds compiled from statistics reported by Morningstar. They also compared the net operating expense ratios of the Funds with average expense ratios of funds within their respective Morningstar categories. It was noted by the Independent Trustees that, although, the Fixed Income Fund’s advisory fee of 0.50% was higher than the average advisory fee of 0.41% for Morningstar’s intermediate-term bond fund category, the Fixed Income Fund’s net expense ratio of 0.60% (i.e., after fee waivers) was lower than the average expense ratio for Morningstar’s intermediate-term bond funds, which was 0.78% per annum. The Independent Trustees also discussed the Adviser’s commitment to cap the Fixed Income Fund’s ordinary operating expenses at 0.60% per annum through January 1, 2019. The Independent Trustees performed a similar comparison for the Short Duration Bond Fund, finding that the Short Duration Bond Fund’s advisory fee of 0.35% was lower than the average advisory fee of 0.37% for Morningstar’s short term bond funds category and the Fund’s net expense ratio of 0.60% (i.e., after fee waivers) was lower than the average expense ratio of 0.78% for Morningstar’s short term bond funds category. The Independent Trustees also considered the Adviser’s commitment to cap the Short Duration Bond Fund’s ordinary operating expenses at 0.60% per annum through January 1, 2019. The Independent Trustees performed a similar comparison for the High Yield Fund, finding that although the High Yield Fund’s advisory fee of 0.75% was higher than the average advisory fee of 0.58% for Morningstar’s high yield bond funds category, the High Yield Fund’s net expense ratio of 0.95% (i.e., after fee

FIRST WESTERN FUNDS TRUST
Approval of Investment Advisory Agreement (Unaudited) (Continued)

waivers) was lower than the average expense ratio of 1.06% for Morningstar’s high yield bond funds category. The Independent Trustees also discussed the Adviser’s commitment to cap the High Yield Fund’s ordinary operating expenses at 0.95% per annum through January 1, 2019.

The Independent Trustees then considered the Adviser’s representations as it relates to its revenues and expenses with respect to its services provided to Fixed Income Fund, Short Duration Bond Fund and High Yield Fund for periods ended June 30, 2017. The Independent Trustees took into account that the Adviser has waived a significant percentage of its advisory fees with respect to its services to the Funds in order to maintain a 0.60% per annum expense cap for each of the Fixed Income Fund and Short Duration Bond Fund’s and a 0.95% per annum expense cap for the High Yield Fund. It was noted by the Independent Trustees that, after deducting a reasonable allocation for employee salary and benefits from the advisory fees collected, the Adviser has yet to realize any profits from the services it provides to each Fund.

The Independent Trustees reviewed an income statement and balance sheet of First Western Financial, Inc., the Adviser’s parent company, as of December 31, 2016. They also considered a representation from the Adviser that there has not been any material change to the parent company’s financial condition since December 31, 2016. The Independent Trustees concluded that the Adviser has adequate financial resources to continue serving as the Funds’ investment adviser. The Independent Trustees considered the “fallout benefits” to the Adviser, including the additional exposure the Adviser has received as a result of managing the Funds. After a full discussion and consideration of the foregoing, the Independent Trustees concluded that the fees paid by each Fund to the Adviser are reasonable in light of the quality of the services received.

(iv)
The extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors. The Independent Trustees considered the current net assets for the Fixed Income Fund, the Short Duration Bond Fund and the High Yield Fund and discussed the expense cap arrangements between the Trust and the Adviser. The Independent Trustees noted that each Fund will need to realize considerable growth in assets before the Adviser will begin collecting its full advisory fees from the Funds. The Independent Trustees concluded that, at the Funds’ current asset levels, it would not be relevant to consider the extent to which economies of scale are being realized and that it is not necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedules for the Funds.

FIRST WESTERN FUNDS TRUST
Approval of Investment Advisory Agreement (Unaudited) (Continued)

Conclusion

In conclusion, the Trustees did not identify any single factor as all-important or controlling in their determination to approve the continuance of the Advisory Agreements. The Trustees, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement were fair and reasonable, that the Adviser’s fees were reasonable in light of the services provided to the Funds and the benefits received by the Adviser, and that continuance of the Advisory Agreements is in the best interests of each Fund and its shareholders.

FIRST WESTERN FUNDS TRUST
Investment Adviser

First Western Capital
Management Company
1900 Avenue of the Stars
Suite 900
Los Angeles, CA 90067

Administrator

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-292-6775

Legal Counsel

Sullivan & Worcester LLP
1666 K Street, NW
Washington, D.C. 20006

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Board of Trustees

Debbie Silversmith
Debra L. McGinty-Poteet
E. Keith Wirtz

Executive Officers

Debbie Silversmith, President
Robert G. Dorsey, Vice President
Theresa M. Bridge, Treasurer
Lené Simnioniew, Secretary
Martin R. Dean, Chief Compliance Officer

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has two audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Keith Wirtz and Debra McGinty-Poteet. Mr. Wirtz and Ms. McGinty-Poteet are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $40,500 and $38,400 with respect to the registrant’s fiscal years ended August 31, 2017 and 2016, respectively.

(b)
Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,500 and $9,000 with respect to the registrant’s fiscal years ended August 31, 2017 and 2016, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended August 31, 2017 and 2016, aggregate non-audit fees of $10,500 and $9,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant's independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Western Funds Trust

By (Signature and Title)*		/s/ Debbie Silversmith
Debbie Silversmith, President

Date	October 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Debbie Silversmith
Debbie Silversmith, President

Date	October 30, 2017

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer and Principal Accounting Officer

Date	October 30, 2017

*	Print the name and title of each signing officer under his or her signature.